UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NextTrip, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NextTrip, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 14, 2025

Dear Stockholder:

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of NextTrip, Inc., a Nevada corporation (the “Company”), will be held on Friday, November 14, 2025, at 10:00 a.m. Mountain Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You will not be able to attend the Annual Meeting in person. Stockholders virtually attending the Annual Meeting will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. For further information, please see the Questions and Answers about the Annual Meeting beginning on the first page of the accompanying Proxy Statement.

At the Annual Meeting, our stockholders will be asked to consider and vote upon the following:

1.	the election of two Class II directors to serve until our 2029 annual meeting of stockholders, or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

2.	the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending February 28, 2026;

3.	a proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the outstanding shares of our common stock upon conversion of outstanding shares of our Series J Nonvoting Convertible Preferred Stock, Series K Nonvoting Convertible Preferred Stock, Series L Nonvoting Convertible Preferred Stock, Series M Nonvoting Convertible Preferred Stock, Series N Nonvoting Convertible Preferred Stock, Series O Nonvoting Convertible Preferred Stock, Series P Nonvoting Convertible Preferred Stock and Series Q Nonvoting Convertible Preferred Stock and exercise of certain warrants, all of which shares and warrants were issued to various parties between December 31, 2024 and September 15, 2025;

4.	a proposal to approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of our common stock upon conversion of outstanding shares of our Series L Nonvoting Convertible Preferred Stock and our Series Q Nonvoting Convertible Preferred Stock issued to certain insiders pursuant to debt conversion agreements and securities purchase agreements entered into with such insiders between December 31, 2024 and September 15, 2025;

5.	a proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the outstanding shares of our common stock pursuant to that certain Securities Purchase Agreement, dated September 19, 2024, entered into in connection with an equity line of credit with Alumni Capital LP; and

6.	To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

7.	To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board has fixed the close of business on September 25, 2025 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record of shares of our common stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on September 25, 2025 will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours, beginning ten days before the Annual Meeting and through the date of the Annual Meeting. You may email us at frank.orzechowski@nexttrip.com to coordinate arrangements to view the stockholder list.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 14, 2025

Pursuant to the rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. The Internet Notice is being mailed to our stockholders on or about October 3, 2025. The Notice contains instructions for accessing and reviewing our proxy materials and submitting a proxy. Our proxy materials were made available at https://edge.media-server.com/mmc/go/NTRP2026AGM on the date that we first mailed or delivered the Internet Notice. The Internet Notice also contains instructions on how to request our proxy materials in printed form or by email, at no charge. The Internet Notice contains a control number that you will need to submit a proxy to vote your shares.

We cordially invite you to virtually attend the Annual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Annual Meeting virtually, you are urged to promptly complete, date, sign and return the proxy card you receive or submit your vote using another method included in the proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the proxy materials you can access pursuant to the instructions in the Internet Notice. This will not limit your right to virtually attend or vote at the Annual Meeting but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Annual Meeting.

Even if you plan to attend the virtual Annual Meeting, we request that you submit a proxy by following the instructions provided in the proxy materials you can access pursuant to the instructions in the Internet Notice as soon as possible in order to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

NextTrip, Inc.

/s/ William Kerby
William Kerby
Chief Executive Officer

Santa Fe, New Mexico

October 1, 2025

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE NOTICE.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE ANNUAL MEETING	1

PROPOSAL 1: ELECTION OF DIRECTORS	8

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10

PROPOSAL 3: APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR COMMON STOCK UPON CONVERSION OF SERIES J, K, L, M, N, O, P AND Q PREFERRED STOCK AND EXERCISE OF WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)	12

PROPOSAL 4: APPROVAL OF THE ISSUANCE OF COMMON STOCK TO CERTAIN INSIDERS UPON CONVERSION OF SERIES L PREFERRED STOCK AND SERIES Q PREFERRED STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(C)	20

PROPOSAL 5: APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR COMMON STOCK UNDER AN EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)	21

PROPOSAL 6: ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTES	23

BOARD MATTERS AND CORPORATE GOVERNANCE	24

DIRECTOR COMPENSATION	30

EXECUTIVE COMPENSATION AND OTHER INFORMATION	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	43

TRANSACTIONS WITH RELATED PERSONS	48

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	51

OTHER MATTERS	51

MISCELLANEOUS	51

WHERE YOU CAN FIND MORE INFORMATION	52

NextTrip, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2025

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextTrip, Inc., a Nevada corporation (the “Company,” “NextTrip,” “we” or “us”), for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Friday, November 14, 2025, at 10:00 a.m. Mountain Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. In order to virtually attend the Annual Meeting, you must register at https://edge.media-server.com/mmc/go/NTRP2026AGM by 11:59 p.m. Eastern Time on November 13, 2025. You will not be able to attend the Annual Meeting in person. Stockholders virtually attending the Annual Meeting will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time, on November 14, 2025 to ensure you are logged in when the Annual Meeting starts. For further information, please see the Questions and Answers about the Annual Meeting beginning on the second page of this Proxy Statement.

On or October 3, 2025, we are mailing the Internet Notice which contains instructions for accessing and reviewing our proxy materials and submitting a proxy as well as providing access to our Form 10-K.

Only stockholders of record at the close of business on September 25, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record of shares of our common stock, Series H Convertible Preferred Stock (“Series H Preferred”) and Series I Convertible Preferred Stock (“Series I Preferred”) at the close of business on that date will be entitled to vote at the Annual Meeting. Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	Why am I receiving the Internet Notice and Proxy Materials?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of Company common stock, Series H Preferred and/or Series I Preferred, as applicable, at the close of business on the Record Date and are therefore entitled to vote at the Annual Meeting. The Internet Notice and this Proxy Statement summarize the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your securities of NextTrip.

Under rules adopted by the SEC, we have mailed the Internet Notice which contains instructions to access the full set of our proxy materials, including this Proxy Statement, the accompanying proxy card and our Annual Report, to our stockholders of record as of the Record Date. The proxy materials are also available to view and download at https://edge.media-server.com/mmc/go/NTRP2026AGM.

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Q:	When and how will the Annual Meeting be held?

The Annual Meeting will be held virtually at 10:00 a.m. Mountain Time on November 14, 2025. In order to attend the meeting, you must register at https://edge.media-server.com/mmc/go/NTRP2026AGM by 11:59 p.m. Eastern Time on November 13, 2025. You will not be able to attend the Annual Meeting in person.

Q:	How do I attend and participate in the Annual Meeting online?

A:

The Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the Internet. Any stockholder can attend the virtual meeting live by registering at https://edge.media-server.com/mmc/go/NTRP2026AGM. The webcast will start at 10:00 a.m. Mountain Time. Stockholders as of the Record Date may vote and submit questions while attending the Annual Meeting online. Stockholders attending the Annual Meeting online will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting.

To enter the Annual Meeting, you will need the control number, which is included in your proxy materials if were are a stockholder of record of shares of our common stock, Series H Preferred or Series I Preferred, as applicable, as of the Record Date, or included with your voting instructions and materials received from your broker, bank or other agent if you hold your shares in a “street name.” Instructions on how to attend and participate are available at https://edge.media-server.com/mmc/go/NTRP2026AGM. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to the virtual meeting using your control number, type your question into the “Ask a Question” field, and click “Submit.”

Q:	Will a list of record stockholders as of the Record Date be available?

A:	For the ten days prior to the Annual Meeting, the list of stockholders of record on the Record Date will be available for examination by any stockholder of record for a legally valid purpose by request. You can contact our Chief Financial Officer and Secretary, Frank Orzechowski, at (954) 526-9688 or at frank.orzechowski@nexttrip.com to coordinate arrangements to view the stockholder list.

Q:	On what matters will I be voting?

A:	The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, the vote required for such proposals to be approved, the voting options and the Board’s recommendations with respect to each proposal:

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Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To elect two Class II directors to serve until our 2029 annual meeting of stockholders, or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.	The two Class II director nominees receiving the highest number of “FOR” votes cast will be elected to our Board. Abstentions and broker non-votes will have no effect on the outcome of this proposal.	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 2: To ratify the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending February 28, 2026.

The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.

This proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes are received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the outstanding shares of our common stock upon conversion of outstanding shares of our Series J Nonvoting Convertible Preferred Stock, Series K Nonvoting Convertible Preferred Stock, Series L Nonvoting Convertible Preferred Stock Series M Nonvoting Convertible Preferred Stock, Series N Nonvoting Convertible Preferred Stock, Series O Nonvoting Convertible Preferred Stock, Series P Nonvoting Convertible Preferred Stock, and Series Q Nonvoting Convertible Preferred Stock, and exercise of certain warrants, all of which shares and warrants were issued to various parties between December 31, 2024 and September 15, 2025.	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 4: To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of our common stock upon conversion of outstanding shares of our Series L Nonvoting Convertible Preferred Stock and certain shares of our Series Q Nonvoting Convertible Preferred Stock issued to certain insiders pursuant to securities purchase agreements and debt conversion agreements entered into with such insiders between December 31, 2024 and September 15, 2025.	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 5: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the outstanding shares of our common stock pursuant to that certain Securities Purchase Agreement, dated September 19, 2024, entered into in connection with an equity line of credit with Alumni Capital LP.	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 6: To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.

This proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes are received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Q:	What happens if I sell my shares after the Record Date, but before the Annual Meeting?

A:	If you sell or transfer your shares of the Company after the Record Date but before the Annual Meeting, you will retain your right to vote at the Annual Meeting, but will transfer ownership of the shares and will not hold an interest in the Company.

Q:	What is the effect upon the rights of existing stockholders of the transactions described in Proposals 3, 4 and 5?

A:

We issued shares of several series of our convertible preferred stock and related warrants as described in Proposals 3 and 4. Such shares will automatically convert into shares of our common stock if we receive stockholder approval for such conversions. Conversion of the preferred stock and exercise of the related warrants by the holders thereof will result in significant dilution to our current holders of common stock as described in such Proposals. Additionally, pursuant to Proposal 5, we are asking for stockholder approval to issue more than an aggregate of 19.99% of the outstanding shares of our common stock in connection with an equity line of credit. If and when we sell shares of our common stock under such equity line, the sales will result in dilution to the then current common stockholders depending on the number of shares sold, if any.

Q:	How do I vote?

A:

After you have carefully read this proxy statement and have decided how you wish to vote your shares of NextTrip common stock, Series H Preferred and/or Series I Preferred, as applicable, please vote promptly.

Stockholders of Record and Voting

If your shares of Company stock are registered directly in your name with the Company or the Company’s transfer agent, Issuer Direct Corporation, as applicable, you are the stockholder of record of those shares and these proxy materials have been mailed or e-mailed to you by the Company. You may vote your shares by Internet, telephone, fax or by mail, as further described below. Your vote authorizes William Kerby, Chief Executive Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you direct.

●	To vote online during the Annual Meeting, follow the provided instructions to join the meeting at https://edge.media-server.com/mmc/go/NTRP2026AGM, starting at 10:00 a.m. Mountain Time on November 14, 2025. The webcast will open 15 minutes before the start of the Annual Meeting.

●	To vote in advance of the Annual Meeting through the internet, go to https://www.iproxydirect.com/NTRP to complete an electronic proxy card. You will be asked to provide the company number and control number from the printed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on November 13, 2025 to be counted.

●	To vote in advance of the Annual Meeting by telephone, dial 1-866-752-8683 and follow the recorded instructions. You will be asked to provide the company number and control number from the printed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on November 13, 2025 to be counted.

●	To vote by fax, complete, sign and date the proxy card and fax it to 202-521-3464. Your vote by fax must be received by 11:59 p.m. Eastern Time on November 13, 2025 to be counted. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

●	To vote using the proxy card, complete, sign and date the proxy card and return it promptly in accordance with the instructions in the Internet Notice. If you return your signed proxy card to us before the Annual Meeting, the proxy will vote your shares as you direct. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

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Beneficial Owners

If your shares of Company stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the Internet or by telephone or fax if the bank, broker, trustee or nominee offers these options. You can also sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Furthermore, brokers, banks and nominees who hold shares of Company stock on your behalf may not give a proxy to the Company to vote those shares on non-discretionary matters without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Company stock, what happens if I do not provide voting instructions?”

Q:	How many shares must be present to hold the Annual Meeting?

A:	The presence in person or by proxy of at least one-third of the voting power of the outstanding shares of Company stock, including its common stock, Series H Preferred and Series I Preferred, outstanding as of the Record Date, is necessary to constitute a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of the Company’s stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will nonetheless be counted as present at the Annual Meeting for purposes of determining whether a quorum exists so long as they are voted by such bank, broker or other nominee on one of the discretionary proposals. Stockholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists even if such stockholders abstain from voting.

Q:	How many votes do I and others have?

A:

Except as set forth below, you are entitled to one vote for each share of Company common stock, Series H Preferred and Series I Preferred, as applicable, that you held as of the Record Date. Holders of Series H Preferred and Series I Preferred will vote together with holders of Company common stock as a single class on each of the proposals being presented to stockholders for approval at the Annual Meeting.

Notwithstanding the foregoing, of the shares of our stock entitled to vote, 32,786 of the shares of our common stock were issued to Alumni Capital as Initial Commitment Shares in connection with the Alumni Purchase Agreement (as described in Proposal 5) and are not entitled to vote on Proposal 5 for purposes of the listing rules of the Nasdaq Stock Market. Accordingly, although we anticipate that the 32,786 shares of common stock held by Alumni Capital will be voted in favor of Proposal 5 for purposes of adopting the respective proposals under Nevada law, to comply with Nasdaq rules, to the extent such shares are voted, we will instruct the inspector of elections to conduct a separate tabulation that subtracts the 32,786 shares held by Alumni Capital from the total number of shares voted in favor of Proposal 5 to determine whether the proposal has been adopted in accordance with applicable Nasdaq rules.

Additionally, of the 500,442 shares of our Series I Preferred outstanding as of the Record Date, only 187,914 shares of Series I Preferred are eligible to vote with respect to each of proposals included in this Proxy Statement due to a 9.99% beneficial ownership limitation included in the Certificate of Designation of the Series I Preferred Stock. Any shares of Series I Preferred that are not eligible to vote due to the beneficial ownership limitation will be excluded from the voting tabulation for each of the proposals.

As of the close of business on the Record Date, there were 8,224,752 shares of Company common stock outstanding, 33,000 shares of Series H Preferred outstanding, and 500,442 shares of Series I Preferred outstanding.

On the Record Date, there were also 316 shares of the Series E Preferred Stock (“Series E Preferred”) outstanding, 297,788 shares of Series J Nonvoting Convertible Preferred Stock (“Series J Preferred”) outstanding, 60,595 shares of Series K Nonvoting Convertible Preferred Stock (“Series K Preferred”) outstanding, 1,076,156 shares of Series L Nonvoting Convertible Preferred Stock (“Series L Preferred”) outstanding, 133,278 shares of Series M Nonvoting Convertible Preferred Stock (“Series M Preferred”) outstanding, 500,000 shares of Series N Nonvoting Convertible Preferred Stock (“Series N Preferred”) outstanding, 443,549 shares of Series O Nonvoting Convertible Preferred Stock (“Series O Preferred”) outstanding, 343,750 shares of Series P Nonvoting Convertible Preferred Stock (“Series P Preferred”) outstanding and 129,053 shares of Series Q Nonvoting Convertible Preferred Stock (“Series Q Preferred”) outstanding. However, shares of the Series E, J, K, L, M, N, O, P and Q Preferred are not entitled to vote on the matters being considered at the Annual Meeting.

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Q:	If I am a beneficial owner of shares of Company stock, what happens if I do not provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:

If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Even though the Company’s common stock is listed on Nasdaq, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

We are advised that Proposals 2 and 6 are discretionary proposals. Proposals 1, 3, 4 and 5 are non-discretionary proposals. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares may not be voted with respect to Proposals 1, 3, 4 and 5. Broker non-votes will have no effect on the outcome of any of the proposals being presented to stockholders for approval at the Annual Meeting.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on one or more of the proposals, the Company stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Annual Meeting and vote at the Annual Meeting, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Company stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your written notice of revocation or your new proxy to the Secretary of the Company, as specified below under “What is the deadline to propose actions for consideration at this year’s annual meeting of stockholders or to nominate individuals to serve as directors?” no later than the beginning of the Annual Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Annual Meeting?

A:	Yes. You will be asked to provide the company number and control number from the printed proxy card.

Q:	Are Company stockholders entitled to dissenters’ or appraisal rights?

A:	No. Company stockholders do not have dissenters’ or appraisal rights in connection with any of the proposals under Chapter 78 of Nevada Revised Statutes (the “NRS”) and will not be afforded any such rights.

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Q:	What do I do if I receive more than one set of Internet Notice?

A:	You may receive more than one set of the Internet Notice for the Annual Meeting. This can occur if you hold your shares of Company stock in more than one brokerage account, if you hold shares of Company stock directly as a record holder and also in street name, or otherwise through a nominee. Other circumstances may apply. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock, Series H Preferred and/or Series I Preferred, as applicable, are voted.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we intend to file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	What proxy materials are available on the internet?

A:	This proxy statement is available at https://www.iproxydirect.com/NTRP.

Q:	Whom may I call with questions about the Annual Meeting and the Proposals?

A:	Company stockholders should contact our Chief Financial Officer and Secretary, Frank Orzechowski, via email at frank.orzechowski@nexttrip.com or by telephone at (954) 526-9688 with any questions regarding the Annual Meeting or any of the proposals to be presented at the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than June 5, 2026, which is 120 days prior to the first anniversary of the mailing date of the proxy materials for our 2026 annual meeting of stockholders. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored  proxy materials. Stockholder proposals should be addressed to:

NextTrip, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As for stockholders who wish to present a proposal or to nominate a director candidate at the 2027 annual meeting of stockholders, but not to include the proposal or nomination in our proxy statement, our amended and restated bylaws state that the proposal or nomination must be received by us no later than June 5, 2026, which is 120 days prior to the first anniversary of the mailing date of the proxy materials. The proposal or nomination must also contain the information required by our amended and restated bylaws. A proposal or nomination to be presented directly at the 2027 annual meeting should be addressed to us as set forth above. For the 2027 annual meeting, we will be required pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of our 2026 annual Meeting. For any such director nominee to be included on our proxy card for this year’s annual meeting, notice must have been be received no later than September 15, 2026.

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PROPOSAL 1

ELECTION OF DIRECTORS

Background

On October 12, 2023, the Company (then known as Sigma Additive Solutions, Inc.) entered into a Share Exchange Agreement (the “Exchange Agreement”) with NextTrip, Inc. (“NTH”), NextTrip Group, LLC, and William Kerby, acting as the representative of NTH, pursuant to which the Company acquired NTH in exchange for shares of Company Common Stock (the “Share Exchange”). The Share Exchange was consummated on December 29, 2023, as a result of which, NTH became a wholly owned subsidiary of the Company. Pursuant to the Exchange Agreement, Mr. Kerby had the contractual right to designate (i) one individual to serve on the Company’s Board upon closing of the Share Exchange, and (ii) one additional individual to replace a director upon the achievement of each of four specified post-closing business milestones. Upon closing of the Share Exchange, Donald Monaco was appointed to the Board pursuant to the Board Appointment Rights. All business milestones set forth in the Exchange Agreement were achieved on or before May 5, 2025. In July 2025, Mr. Kerby, in his capacity as the representative of NTH, exercised the remaining Board appointment rights and designated Steven Kircher, Jimmy Byrd, Carmen Diges and David Jiang (the “NTH Appointees”) as the individuals to replace the legacy Sigma directors. On July 14, 2025, the Board appointed the NTH Appointees as directors of the Company effective July 28, 2025, at which time the legacy Sigma directors resigned as directors of the Company.

As a result of the foregoing, our Board is currently composed of seven members. In accordance with our amended and restated bylaws, our Board is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Currently, our directors are divided among the three classes as follows:

●	the Class I directors are Donald P. Monaco and Steven Kircher, and their current term will expire at the 2028 Annual Meeting;

●	the Class II directors are William Kerby and Jimmy Byrd, and their current terms will expire at this Annual Meeting; and

●	the Class III directors are Andy Kaplan, Carmen Diges, and David Jiang, and their current terms will expire at our 2027 Annual Meeting.

The Nominations and Corporate Governance Committee of our Board has recommended, and our Board has nominated, William Kerby and Jimmy Byrd for re-election as our Class II directors at the Annual Meeting for a period of three years, or until their successors are elected and qualified, subject to their earlier death, resignation or removal.

Information Regarding our Class II Directors

The below table and narrative disclosures include information about our Class II director nominees.

Name	Age	Position
William Kerby	68	Class II Director, Chief Executive Officer
Jimmy Byrd	64	Class II Director

William Kerby has served as our Chief Executive Officer since December 29, 2023 and as a director on our Board since July 17, 2025. Mr. Kerby has over two decades of experience in the travel and media industries, and approximately a decade of experience in the financial industry. He acted as the architect of the NextTrip model, overseeing the development and operations of the Travel, Real Estate and Television Media divisions of the company. From January 2023 to December 2023, Mr. Kerby served as the Chief Executive Officer of NextTrip Group, LLC. Mr. Kerby served as the Co-Chief Executive Officer of NextPlay from September 2021 to January 2023. From July 2008 to September 2021, Mr. Kerby was the Chief Executive Officer of Monaker Group, Inc. During that time, Mr. Kerby also served as Chief Executive Officer of NextPlay Media from 2009 through 2020 as well as the Chief Executive Officer of the company’s real estate holding Verus International, Inc. (formerly Realbiz Media Group, Inc.) from October 2012 until August 2015 and on the board of directors until April 2016. From April 2002 to July 2008, Mr. Kerby served as the Chief Executive Officer of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine - a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, which was a publicly- traded company on the Toronto Stock Exchange and Nasdaq Small Cap Market. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading-edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a market cap of over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada, a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Britain, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Kerby graduated from York University with a Specialized Honors Economics degree. Our Board believes that Mr. Kerby is qualified to serve as a member of our Board on the basis of his deep knowledge of our Company and the travel industry in which the Company operates due to Mr. Kerby’s position as Chief Executive Officer of the Company.

Jimmy Byrd has served on our Board since July 28, 2025. He has over two decades of operational and corporate development leadership, particularly in North American infrastructure and communications, and has been instrumental in scaling complex businesses across the U.S. and Canada. Mr. Byrd currently serves, and has served for the past three years, as Executive Vice President, Corporate Development at Ledcor Group, where he leads the execution of the company’s growth strategy across Canada and the United States. In addition, Mr. Byrd currently serves, and has served since 2004, as President of Ledcor Technical Services, where he has played a key role in building and expanding the company’s communications infrastructure business, which is responsible for deploying and maintaining communications networks for major clients throughout North America. Mr. Byrd holds an MBA from Southern Methodist University. Our Board believes that Mr. Byrd is qualified to serve on our Board on the basis of his experience in operational and corporate development leadership.

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also will consider these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board the director nominees for selection.

The Nominating and Corporate Governance Committee is committed to ensuring that our Board’s composition appropriately reflects the current and anticipated needs of our Board and the Company and believes that our current directors are well-suited to serve as directors based on the expertise and experience.

Stockholder Recommendations for Nominations to the Board

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated articles of incorporation, amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with suitable backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Corporate Secretary at NextTrip, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. To be timely for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the nomination by June 5, 2026, the date 120 days prior to the first anniversary of the mailing date of the proxy materials. For the 2027 annual meeting, we will be required, pursuant to Rule 14a-19 under the Exchange Act, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than September 15, 2026.

Vote Required

The two Class II director nominees receiving the highest number of “FOR” votes cast will be elected to our Board. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE

CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1

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PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Our Audit Committee has selected Haynie & Company (“Haynie”) as our independent registered public accounting firm for the fiscal year ending February 28, 2026, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Annual Meeting. Haynie has audited the Company’s financial statements since February 15, 2024. Representatives of Haynie are not expected to be present at the Annual Meeting.

Neither our governing documents nor any applicable laws require stockholder ratification of the selection of Haynie as our independent registered public accounting firm. However, our Audit Committee is submitting the selection of Haynie to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify this selection, the Audit Committee will reconsider its selection of Haynie and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by Haynie, the Company’s current auditor, for professional services rendered with respect to the fiscal years ended February 28, 2025 and February 29, 2024, as applicable.

	February 28, 2025	February 29, 2024
Audit fees(1)(3)	$98,500	$78,000
Audit related fees(2)(3)	16,250	-
Tax fees	7,283	750
All other fees		12,500
Total	$122,033	$91,250

(1)	In accordance with the SEC’s definitions and rules, “audit fees” are fees that we paid for professional services for the audit of our financial statements included in our Annual Report on Form 10-K and review of the interim financial statements included in quarterly reports, and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	In accordance with the SEC’s definitions and rules, “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

(3)	In addition to the amounts included in the table above, the Company paid TPS, its predecessor auditor, $44,000 in audit fees for the February 29, 2024 audit.

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Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter, which can be found at www.nexttrip.com under the tab “Investors.” Before our independent registered public accounting firm is engaged by the Company to render audit or non-audit services, the Audit Committee must pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services are not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC. The Audit Committee may not engage the independent registered public accounting firm to perform non-audit services prohibited by law or regulation. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

Auditor Independence

During our fiscal year ended February 28, 2025, Haynie provided no professional services that would require our Audit Committee to consider their compatibility with maintaining the independence of Haynie.

Vote Required

This proposal will be approved if the number of votes cast “FOR” the ratification of the selection of Haynie as our independent registered public accounting firm for the fiscal year ending February 28, 2026 exceeds the number of votes cast “AGAINST” the proposal. This proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes are received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF

HAYNIE & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2026

11

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR COMMON STOCK UPON CONVERSION OF SERIES J, K, L, M, N, O, P AND Q PREFERRED STOCK AND EXERCISE OF WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

General

We are asking stockholders to approve the issuance of more than 19.99% of our outstanding shares of our common stock issuable upon the conversion of the outstanding shares of our Series J Preferred, Series K Preferred, Series L Preferred, Series M Preferred, Series N Preferred, Series O Preferred, Series P Preferred, and Series Q Preferred (collectively, the “Preferred”) and the exercise of certain warrants, all of which shares and warrants were issued to various parties between December 31, 2024 and September 15, 2025.

On the Record Date, there were 297,788 shares of Series J Preferred outstanding, 60,595 shares of Series K Preferred outstanding, 1,076,156 shares of Series L Preferred outstanding, 133,278 shares of Series M Preferred outstanding, 500,000 shares of Series N Preferred outstanding, 443,549 shares of Series O Preferred outstanding, 343,750 shares of Series P outstanding, and 129,053 shares of Series Q outstanding. Shares of the Series J, K, L, M, N, O, P, and Q Preferred are not entitled to vote on the matters being considered at the Annual Meeting.

Description of the Preferred Issuances

Each of the agreements entered into in connection with the Series J Preferred, Series K Preferred, Series L Preferred, Series M Preferred, Series N Preferred, Series O Preferred, Series P Preferred, and Series Q transactions include conversion or exercise limitations which provide that the Company shall not issue or sell any shares of common stock pursuant to the conversions of preferred stock or exercises of related warrants to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued would exceed 19.99% of the shares of common stock outstanding on the date of each such transaction (which number of shares shall be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by each such separate transaction under applicable rules of the Nasdaq Capital Market) (the “Exchange Cap”) unless and until the Company elects to solicit stockholder approval of the issuance of common stock as contemplated by the applicable agreements and the stockholders of the Company have in fact approved such issuance in accordance with the applicable rules and regulations of the Nasdaq Capital Market. The Exchange Cap applies to each series of the Preferred notwithstanding that conversion of a particular series may not result in the common shares issuable being in excess of the Exchange Cap on the date of conversion. However, because the terms of each series of Preferred generally are substantially the same, we believe that Nasdaq may consider the offerings of Preferred as being integrated for purposes of determining the application of the applicable rules and regulations of the Nasdaq market. Accordingly, this Proposal 3 covers all of the shares of the series of the referenced Preferred and approval is requested on an aggregate basis.

The following paragraphs discuss the offering of each series of Preferred. The offering for each series is not dependent upon or otherwise related to one another.

Series J Preferred Offering

On December 31, 2024, we entered into a securities purchase agreement (the “Series J Purchase Agreement”) with certain accredited investors, pursuant to which we issued and sold an aggregate of 297,788 restricted shares of our newly designated Series J Preferred to such investors at a purchase price of $3.02 per share (the “Series J Offering”).

Subject to any applicable beneficial ownership limitations, shares of the Series J Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to remove the Exchange Cap.

This offering would not have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would not have required Nasdaq approval. As of December 31, 2024, such offering would have resulted in the issuance of 19.3% of our issued and outstanding common shares immediately prior to the offering.

Series K Preferred, Warrant and Unsecured Promissory Note Offering

On December 31, 2024, we entered into a series of agreements whereby AOS Holdings, Inc. (“AOS”), an investor, agreed to loan the Company up to $1,000,000 against an unsecured promissory note (the “$1M Note”). The $1M Note is payable in full on the earlier date of one year from issuance or the date the Company completes a financing of $5 million or greater, is unsecured and has no prepayment penalty. Pursuant to the terms of the $1M Note, $500,000 was to be funded on or before December 31, 2024, and $500,000 was to be funded on or before January 15, 2025, The Company received $500,000 on December 20, 2024, and $500,000 on January 15, 2025.

In connection with the $1 million Note, AOS received fifteen percent guaranteed prepaid interest issued in the form of 49,668 shares of Series K Preferred as well as 100% warrant coverage, as follows: (1) a warrant exercisable in cash to purchase up to 500,000 shares of our common stock (the “Cash Warrant”) and (2) a cashless warrant (the “Cashless Warrant”) to purchase up to 500,000 shares of our common stock, each at an exercise price of $4.00 per share, for a period of three years, which warrants are exercisable six months from the issuance date.

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Concurrently, on December 31, 2024, we entered into a series of agreements whereby SIS II, LLC (“SIS II”) agreed to loan the Company $220,000 against an unsecured promissory note (the “$220k Note”). The $220k Note has a maturity date of one year from the date thereof, is unsecured and has no prepayment penalty. Pursuant to the $220k Note, the Company received $220,000 on January 3, 2025.

In connection with the $220k Note, SIS II also received fifteen percent guaranteed prepaid interest issued in the form of 10,927 shares of Series K Preferred as well as a warrant on to purchase up to 220,000 shares of our common stock. The warrant has an exercise price of $4.00 per share and is exercisable for a period of three years, beginning on the issuance date. If at the time of any exercise of the warrant, there is no effective registration statement registering, or no current prospectus available for the issuance or resale of the shares by the investor, then such investor may elect to exercise up to 50% of the warrant on a cashless basis. In connection with the $220k Note, we entered into a registration rights agreement with respect to the shares of common stock underlying the shares of Series K Preferred and warrant issued to SIS II.

SIS II entered into a securities purchase agreement (the “Series K Purchase Agreement”), pursuant to which we sold an aggregate of 60,595 restricted shares of our Series K Preferred to SIS II, at a purchase price of $3.02 per share (the “Series K Offering”).

Subject to any applicable beneficial ownership limitations, shares of the Series K Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to remove the Exchange Cap.

This offering would not have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would not have required Nasdaq approval. As of December 31, 2024, such offering would have resulted in the issuance of 3.9% of our issued and outstanding common shares immediately prior to the offering.

Conversion of Related Party Loans into Series L Preferred

On December 31, 2024, we entered into debt conversion agreements with our chief executive officer, William Kerby, and chairman of the Board, Donald P. Monaco whereby the Messrs. Kerby and Monaco and the Company agreed to convert $1.75 million in existing unsecured promissory notes owed to them for monies advanced to the Company into an aggregate of 579,469 restricted shares of our newly designated Series L Preferred, at a purchase price of $3.02 per share (the “Series L Offering”).

On February 24, 2025, the Company entered into additional debt conversion agreements with Messrs. Kerby and Monaco, whereby they and the Company agreed to convert $500,000 in deferred salary (Mr. Kerby) and $1.0 million in existing unsecured promissory notes owed for monies advanced to the Company (Mr. Monaco), respectively, into an aggregate of 496,687 restricted shares of Series L Nonvoting Convertible Preferred Stock of the Company (the “Series L Preferred”) at a conversion price of $3.02 per share.

Shares of the Series L Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to both remove the Exchange Cap and pursuant to Nasdaq Listing Rule 5635(c) (discussed in additional detail in Proposal 4, below).

This offering would have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would have required Nasdaq approval. As of December 31, 2024, such offering would have resulted in the issuance of 37.6% of our issued and outstanding common shares immediately prior to the offering.

Series M Preferred Offering and Debt Conversion

On December 31, 2024, we entered into a debt conversion agreement with an existing lender whereby the lender and the Company agreed to convert $350,000 in existing unsecured promissory notes plus $52,500 in guaranteed prepaid interest owed to the lender into 133,278 shares of newly designated Series M Preferred.

Subject to any applicable beneficial ownership limitations, shares of the Series M Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to remove the Exchange Cap.

This offering would not have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would not have required Nasdaq approval. As of December 31, 2024, such offering would have resulted in the issuance of 8.6% of our issued and outstanding common shares immediately prior to the offering.

Series N Preferred Stock and Warrant Offering

On January 28, 2025, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company issued and sold the purchaser (i) 17,000 restricted shares of newly designated Series N Nonvoting Convertible Preferred Stock of the Company (the “Series N Preferred”) and (ii) warrants to purchase 17,000 shares of Company common stock, at a combined purchase price of $5.00 per share and warrant.

On February 24, 2025, the Company and Blue Fysh Holdings Inc. (“Blue Fysh”) entered into a share exchange agreement (the “BF Share Exchange Agreement”) whereby Blue Fysh agreed to issue 117 restricted shares of its common stock to the Company, representing a ten percent (10%) interest in Blue Fysh, in exchange for 483,000 restricted shares of Series N Nonvoting Convertible Preferred Stock (the “Series N Preferred”) of the Company at an issuance price of $5.00 per share.

Subject to any applicable beneficial ownership limitations, shares of the Series N Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to remove the Exchange Cap.

This offering would not have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would not have required Nasdaq approval. As of January 28, 2025, such offering would have resulted in the issuance of 1.1% of our issued and outstanding common shares immediately prior to the offering.

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Series O Preferred Stock Offering

On February 6, 2025, the Company entered into a Membership Interest Purchase Agreement with FSA Travel, LLC (“FSA”), John McMahon, as Majority Member, and the other members of FSA included on the signature page thereto (Mr. McMahon together with such other members, collectively the “FSA Members”). Pursuant to the Purchase Agreement, on February 10, 2025 (the “Initial Closing Date”), NextTrip purchased 9,608 membership units of FSA (equal to a 49% ownership stake in FSA immediately after closing) (the “Initial Interests”) in exchange for NextTrip’s (i) payment of $500,000 in cash and (ii) issuance of 161,291 shares of newly designated Series O Nonvoting Convertible Preferred Stock of the Company (“Series O Preferred”) to FSA.

The Purchase Agreement provided the Company with an option (the “Option”), in its sole discretion, to purchase the remaining 51% of the membership units in FSA from the FSA Members within 60 days of the Initial Closing Date, in exchange for (i) the payment by the Company to the FSA Members of an aggregate of $500,000 in cash and (ii) the issuance of an aggregate of 161,291 shares of Series O Preferred to the FSA Members (the “Final Closing”). On April 9, 2025 (the “Final Closing Date”), the Company exercised the Option and, in satisfaction of its obligations under the Purchase Agreement in connection with the Final Closing, the Company paid the FSA Members an aggregate of $500,000 in cash and issued the FSA Members an aggregate of 161,291 shares of Series O Preferred.

In addition to the consideration paid to FSA and the FSA Members in connection with the Initial Closing and Final Closing, respectively, the Membership Interest Purchase Agreement provided that the Company make additional payments to the FSA Members upon achievement of certain milestones, consisting of up to $400,000 in cash and 129,032 shares of Series O Preferred. On April 28, 2025, the Company made each of the Milestone Payments to the FSA Members, including the issuance of an aggregate of 129,032 shares of Series O Preferred (the number of shares provided for above, less 8,065 shares of common stock previously issued to FSA by the Company as a deposit, which shares will be transferred to the FSA members on a pro rata basis) in accordance with the terms of the Purchase Agreement.

Subject to any applicable beneficial ownership limitations, shares of the Series O Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to remove the Exchange Cap.

This offering would not have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would not have required Nasdaq approval. As of February 6, 2025, such offering would have resulted in the issuance of 10.1% of our issued and outstanding common shares immediately prior to the offering.

Series P Preferred Stock Offering

On February 26, 2025, the Company entered into an Equity Investment Agreement with AOS Holdings LLC (“AOS”), pursuant to which the Company issued and sold to AOS (i) 93,750 restricted shares of Series P Nonvoting Convertible Preferred Stock of the Company (the “Series P Preferred”), (ii) a warrant exercisable in cash to purchase up to 375,000 shares of common stock (the “Cash Warrant”), and (iii) a warrant exercisable in either cash or via cashless exercise (the “Cashless Warrant”) to purchase up to 375,000 shares of common stock, for a combined purchase price of $4.00 per share. The Cash Warrant and Cashless Warrant each have an exercise price of $6.00 per share (subject to the cashless option for the Cashless Warrant), become exercisable six months from the issuance date (subject to stockholder approval of removal of the Exchange Cap), and shall expire five years from the initial exercise date (August 26, 2030).

On February 26, 2025, the Company entered into a Debt Exchange Agreement with AOS whereby AOS and the Company agreed to convert $1,000,000 owed to AOS under an existing unsecured promissory note owed for monies advanced to the Company into 250,000 shares of Series P Preferred at a conversion price of $4.00 per share.

Subject to any applicable beneficial ownership limitations, shares of the Series P Preferred shall be convertible into shares of our common stock on such date that we obtain stockholder approval to remove the Exchange Cap.

This offering would have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would have required Nasdaq approval. As of February 26, 2025, such offering would have resulted in the issuance of 20.8% of our issued and outstanding common shares immediately prior to the offering.

Series Q Preferred Stock Offering

On September 10, 2025, the Company entered into securities purchase agreements (each a “Series Q Purchase Agreement”) with Jimmy Byrd and Andy Kaplan, two of our independent directors, pursuant to which the Company issued and sold 50,000 and 31,250 restricted shares, respectively, of newly designated Series Q Nonvoting Convertible Preferred Stock of the Company (the “Series Q Offering”) at a purchase price of $3.20 per share.

The Series Q Preferred shall be convertible into the Company’s common stock (the “Common Stock”) on such date that the Company obtains stockholder approval to remove the Exchange Cap.

The Series Q Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

On September 15, 2025, we entered into debt conversion agreements with Carmen Diges and Stephen Kircher, two of our independent directors, whereby they agreed to convert existing unsecured promissory notes, including accrued interest, into shares of our Series Q Preferred stock. Ms. Diges converted $43,456 of outstanding principal plus accrued interest through September 3, 2025 into 13,580 restricted shares of Series Q Preferred stock at a conversion price of $3.20 per share, and Mr. Kircher converted $109,514 of outstanding principal plus accrued interest through September 3, 2025 into 34,223 shares of Series Q Preferred stock at a conversion price of $3.20 per share.

This offering would not have resulted in the issuance of more than 19.99% of our issued and outstanding common shares immediately prior to the transaction and therefore would not have required Nasdaq approval. As of September 10, 2025, such offering would have resulted in the issuance of 0.4% of our issued and outstanding common shares immediately prior to the offering.

We are also asking for stockholder approval to remove the Exchange Cap pursuant to Nasdaq Listing Rule 5635 (c) as discussed in Proposal 4.

Additional information with respect to the transactions and the applicable agreements is contained in our Current Reports on Form 8-K filed with the SEC on January 3, 2025, January 31, 2025, February 11, 2025, February 27, 2025, February 28, 2025, May 2, 2025, and September 15, 2025. The discussion herein relating to the Series J, K, L, M, N, O, P and Q Preferred and the related warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Forms 8-K.

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Description of the Series J Preferred

The following is a brief summary of certain terms and conditions applicable to the Series J Preferred.

Ranking. The Series J Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series J Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by our amended and restated articles of incorporation, as amended, or as otherwise required by the NRS, holders of Series J Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series J Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series J Preferred or alter or amend the Series J Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series J Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series J Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series J Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series J Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series J Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series J Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Description of the Series K Preferred

The following is a brief summary of certain terms and conditions applicable to the Series J Preferred.

Ranking. The Series K Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series K Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by our amended and restated articles of incorporation, as amended, or as otherwise required by the NRS, holders of Series K Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series K Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series K Preferred or alter or amend the Series K Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series K Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series K Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series K Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series K Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series K Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series K Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Description of the Series L Preferred

The following is a brief summary of certain terms and conditions applicable to the Series L Preferred.

Ranking. The Series L Preferred rank pari passu to the Company’s common stock.

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Dividends. Holders of Series L Preferred will be entitled to dividends, if, as and when declared by the Board out of funds at the time legally available therefor, dividends in the amount of 12% per annum per share of Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock), and no more. Dividends on the Preferred Stock shall be fully cumulative, shall accrue without interest and without compounding from the date of first issuance, and shall, if declared by the Board, be payable quarterly in arrears on March 1, June 1, September 1 and December of each year. All dividends on the Preferred Stock shall be payable (i) in shares of Common Stock of the Company at the Nasdaq Closing Price; provided, however, that such prices shall not be less than $3.02 per share, or (ii) cash, at the election of a majority of the independent directors. Any dividend which shall not be paid on required dividend date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. In the event that any dividend becomes “past due” the per annum rate shall increase to 14%.

Voting. Except as provided by our amended and restated articles of incorporation, as amended, or as otherwise required by the NRS, holders of Series L Preferred are not entitled to voting rights However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series L Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series L Preferred or alter or amend the Series L Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series L Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series L Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series L Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series L Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series L Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series L Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Description of the Series M Preferred

The following is a brief summary of certain terms and conditions applicable to the Series M Preferred.

Ranking. The Series M Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series M Preferred will be entitled to dividends, if, as and when declared by the Board out of funds at the time legally available therefor, dividends in the amount of 12% per annum per share of Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock), and no more. Dividends on the Preferred Stock shall be fully cumulative, shall accrue without interest and without compounding from the date of first issuance, and shall, if declared by the Board, be payable quarterly in arrears on March 1, June 1, September 1 and December of each year. All dividends on the Preferred Stock shall be payable (i) in shares of Common Stock of the Company at the Nasdaq Closing Price; provided, however, that such prices shall not be less than $3.02 per share, or (ii) cash, at the election of a majority of the independent directors. Any dividend which shall not be paid on required dividend date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. In the event that any dividend becomes “past due” the per annum rate shall increase to 14%.

Voting. Except as provided by our amended and restated articles of incorporation, as amended, or as otherwise required by the NRS, holders of Series M Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series M Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series M Preferred or alter or amend the Series M Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series M Preferred, or (c) enter into any agreement with respect to the foregoing.

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Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series M Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series M Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series M Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series M Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series M Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Description of the Series N Preferred

The following is a brief summary of certain terms and conditions applicable to the Series N Preferred.

Ranking. The Series N Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series N Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Series N Certificate of Designation, or as otherwise required by the Nevada Revised Statutes, holders of Series N Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series N Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series N Preferred or alter or amend the Series N Certificate of Designation, (ii) amend its amended and restated articles of incorporation, amended and restated bylaws or other charter documents in any manner that adversely effects any rights of the holders of the Series N Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series N Preferred into shares of common stock in accordance with the listing rules of Nasdaq, each outstanding share of Series N Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series N Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series N Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series N Conversion Ratio (as defined in the Series N Certificate of Designation), with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Series O Nonvoting Convertible Preferred Stock

The following is a brief summary of certain terms and conditions applicable to the Series O Preferred.

Ranking. The Series O Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series O Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Series O Certificate of Designation, or as otherwise required by the Nevada Revised Statutes, holders of Series O Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series O Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series O Preferred or alter or amend the Series O Certificate of Designation, (ii) amend its amended and restated articles of incorporation, amended and restated bylaws or other charter documents in any manner that adversely effects any rights of the holders of the Series O Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series O Preferred into shares of common stock in accordance with the listing rules of Nasdaq, each outstanding share of Series O Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series O Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series O Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series O Conversion Ratio (as defined in the Series O Certificate of Designation), with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Series P Nonvoting Convertible Preferred Stock

The following is a brief summary of certain terms and conditions applicable to the Series P Preferred.

Ranking. The Series P Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series P Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series P Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series P Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series P Preferred or alter or amend the Series P Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series P Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series P Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series P Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series P Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series P Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series P Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Series Q Nonvoting Convertible Preferred Stock

The following is a brief summary of certain terms and conditions applicable to the Series Q Preferred.

Ranking. The Series Q Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series Q Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

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Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series Q Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series Q Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series Q Preferred or alter or amend the Series Q Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series Q Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series Q Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series Q Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series Q Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series Q Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series Q Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, between December 31, 2024 and September 15, 2025, we sold and issued to various parties an aggregate of 297,788 shares of Series J Preferred, 60,595 shares of Series K Preferred, 579,469 shares of Series L Preferred, 133,278 shares of Series M Preferred, 500,000 shares of Series N Preferred, 443,549 shares of Series O Preferred, 343,750 shares of Series P Preferred, and 129,053 shares of Series Q Preferred, all at a price below the Minimum Price, together with warrants to purchase an aggregate of 2,127,000 shares of common stock. The aggregate number of shares of common stock issuable upon conversion of the preferred shares and exercise of the warrants sold and issued in the Preferred Offerings would exceed 19.99% of the number of shares of our common stock outstanding immediately prior to closing of the respective Preferred Offerings. As a result of the foregoing, we are required to obtain stockholder approval of the issuance of the shares of our Common Stock upon exercise of the Warrants before they may be exercised in order to comply with Nasdaq Listing Rule 5635(d).

Effect of the Proposal

In the event that our stockholders approve this Proposal 3 at the Annual Meeting, the shares of Series J, K, L M, N, O, P and Q outstanding will automatically convert into shares of our common stock on the third business day following the Annual Meeting and the warrants issued in connection with the Series K Offering will become exercisable, in each case subject to any applicable beneficial ownership limitations set forth in the respective transaction documents. In the case of the shares of Series L Preferred issued to William Kerby and Donald Monaco pursuant to their debt conversion agreements, and the shares of Series Q Preferred issued to Carmen Diges and Stephen Kircher pursuant to their debt conversion agreements, and to Andy Kaplan and Jimmy Byrd pursuant to their securities purchase agreements, the conversion of the Series L Preferred and the Series Q Preferred into shares of our common stock is also subject to stockholder approval in accordance with Nasdaq Rule 5635(c), to the extent applicable, as set forth in Proposal 4.

If Proposals 3 and 4 are both approved, all of the Preferred shares will automatically convert to common shares pursuant to the respective Certificates of Designation, and we will issue an aggregate of 2,984,169 common shares resulting in post conversion dilution of 26.6% to current stockholders. If Proposal 3 is approved, but Proposal 4 is not approved, we will issue an aggregate of 1,778,660 common shares If all of the related warrants are also exercised (assuming any beneficial ownership limitations do not apply), resulting in the issuance of 2,127,000 additional common shares, the post conversion/exercise dilution of the percentage interest of our common stockholders will be 38.3%. The proposed and actual dilution of the equity interests could also negatively impact the price of our stock. Additionally, the issuances of common shares from the preferred stock conversions will have a dilutive effect on our net tangible book value. As of May 31, 2025, the end of our most recent fiscal quarter, such book value was $454,009 or $0.059 per share, and our pro-forma book value after giving effect to the conversions would be $454,009 or $0.043 per share.

Following is a table which shows, on a pro-forma basis, how the issuance of the underlying shares of the Preferred would change the percentage of common shares beneficially owned by our officers, directors and principal shareholders.

Name of Beneficial Owner	Before Conversion of Preferred Shares			After Conversion of Preferred Shares
Named Executive Officers and Directors	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)		Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (8)
William Kerby	1,254,993	15.3	%(2)	1,586,117	14.2	%(9)
Don Monaco	1,474,760	17.6	%(3)	2,219,792	19.6	%(10)
David Jiang	826,455	9.9	%(4)	1,124,243	9.9	%(11)
Jimmy Byrd	100,000	1.2%		150,000	1.3	%(12)
Andy Kaplan	80,000	1.0	%(5)	111,250	1.0	%(13)
Steve Kircher	8,278	*	(6)	42,501	*	(14)
Carmen Diges	-	*		13,580	*	(15)
John McMahon	-	*		168,416	1.5	%(16)
5% Stockholders
Swel5, LLC	462,875	5.60	%(7)	462,875	4.1	%(7)

*Less than 1%

(1)	Based on 8,224,752 shares outstanding on September 15, 2025.

(2)	Includes 11,386 shares held by Travel and Media Tech, LLC (“TMT”). Mr. Kerby is a co-manager and a 48% member of TMT. As a co-manager, Mr. Kerby has the right to exercise investment power, and accordingly, is deemed to beneficially own the shares held by TMT. Mr. Kerby disclaims beneficial ownership of all securities held by TMT in excess of his pecuniary interest, if any. Excludes 331,124 shares of common stock issuable upon conversion of shares of Series L Preferred stock, as conversion is contingent upon shareholder approval.

(3)	Includes (i) 1,733 shares held by Monaco Investment Partners, LP (“MIP”); (ii) 1,326,641shares held by the Donald P. Monaco Insurance Trust (the “Trust”); (iii) 135,000 shares issuable to the Trust upon the exercise of stock options; and (iv) 11,386 shares held by TMT. Mr. Monaco is the managing general partner of MI Partners, is the trustee of the Trust and is a 52% member of TMT. Mr. Monaco is also a co-manager of TMT, and has the right to exercise investment power, and accordingly, is deemed to beneficially own the securities held by the MI Partners, Trust and TMT, respectively. Mr. Monaco disclaims beneficial ownership of all securities held by MIP, the Trust and TMT in excess of his pecuniary interest, if any. Excludes 745,032 shares of common stock issuable upon conversion of shares of Series L Preferred stock held by the Trust, as conversion is contingent upon shareholder approval.

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(4)	Includes 49,000 shares of common stock issuable upon conversion of shares of Series J Preferred Stock. Excludes 427,528 shares of common stock issuable upon conversion of shares Series I Preferred stock, and 182,788 shares of common stock issuable upon conversion of additional shares Series J Preferred stock as conversion is subject to beneficial ownership limitations. Also excludes warrants to purchase 74,089 shares of common stock due to beneficial ownership limitations.

(5)	Includes 75,000 shares held by KC Global Media Asia, LLC (“KCGM”). Mr. Kaplan is the co-trustee of the Kaplan-Wright Family Trust, which owns 50% of KC Global Media Entertainment LLC, which in turn owns 100% of KCGM. Mr. Kaplan disclaims beneficial ownership of all securities held by KCGM in excess of his pecuniary interest, if any.

(6)	The 8,278 shares of common stock are held by the Kircher Family Trust. Steve Kircher is the trustee of the Trust and as such is deemed to beneficially own the securities held by the Trust. Mr. Kircher disclaims beneficial ownership of all securities held by the Trust in excess of his pecuniary interest, if any.

(7)	Based on information provided by the Company’s Transfer Agent. Swel5, LLC is 50% owned by Bill LaMacchia and 50% owned by Bill LaMacchia, Jr., and as such, are deemed to beneficially own the securities held by Swel5, LLC. Mr. LaMacchia and Mr. LaMacchia, Jr. disclaim beneficial ownership of all securities held by Swel5, LLC in excess of their pecuniary interest, if any.

(8)	Based on 11,208,921 pro-forma shares outstanding at September 15, 2025. Assumes the automatic conversion of all of the following issued and outstanding Preferred shares as none of the holders of such shares would exceed their beneficial ownership limitation, including 297,788 shares of Series J Preferred, 60,595 shares of Series K Preferred, 1,076,156 shares of Series L Preferred, 133,278 shares of Series M Preferred, 500,000 shares of Series N Preferred, 443,549 shares of Series O Preferred, 343,750 shares of Series P Preferred, and 129,053 shares of Series Q Preferred. Excludes the exercise of 2,127,000 warrants issued in connection with the Preferred offerings due to beneficial ownership limitations.

(9)	Includes 331,124 shares of common stock issuable upon conversion of shares of Series L Preferred stock.

(10)	Includes 745,032 shares of common stock issuable upon conversion of shares of Series L Preferred stock.

(11)	Includes 182,788 shares of common stock issuable upon conversion of shares of additional Series J Preferred stock, and 115,000 shares of common stock issuable upon conversion of shares of Series I Preferred stock. Excludes 312,528 shares of common stock issuable upon conversion of shares of additional Series I Preferred stock as conversion is subject to beneficial ownership limitations. Also excludes warrants to purchase 74,089 shares of common stock due to beneficial ownership limitations.

(12)	Includes 50,000 shares of common stock issuable upon conversion of shares of Series Q Preferred stock.

(13)	Includes 31,250 shares of common stock issuable upon conversion of shares of Series Q Preferred stock.

(14)	Includes 34,223 shares of common stock issuable upon conversion of shares of Series Q Preferred stock.

(15)	Includes 13,580 shares of common stock issuable upon conversion of shares of Series Q Preferred stock.

(16)	Includes 168,416 shares of common stock issuable upon conversion of shares of Series O Preferred stock.

In the event that our stockholders do not approve this Proposal 3 at the Annual Meeting, the shares of Series J, K, L M, N, O, P and Q Preferred will not be convertible and the related warrants issued will not become exercisable unless and until stockholder approval of such conversions and exercises is obtained.

Following is a table which shows, on a pro-forma basis, how the issuance of the underlying shares of the Preferred would change the percentage of common shares beneficially owned by all of the holders of our Series J, K, M, N, O and P Preferred stock not included in the table above. None of such holders of the Preferred beneficially own, on a pre or post conversion basis, greater than 5% of our issued and outstanding shares.

	Before Conversion of Preferred Shares		After Conversion of Preferred Shares
Preferred Series	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (2)
J	40,000	*	106,000	*
K	-	*	60,595	*
M	9,746	*	143,024	1.3%
N	198,143	2.4%	698,143	6.2%
O	5,002	*	280,135	2.5%
P	160,000	1.9%	503,750	4.5%

*Less than 1%

(1)	Based on 8,224,752 shares outstanding on September 15, 2025.

(2)	Based on 11,208,921 pro-forma shares outstanding at September 15, 2025. Assumes the automatic conversion of all of the following issued and outstanding Preferred shares as none of the holders of such shares would exceed their beneficial ownership limitation, including 297,788 shares of Series J Preferred, 60,595 shares of Series K Preferred, 1,076,156 shares of Series L Preferred, 133,278 shares of Series M Preferred, 500,000 shares of Series N Preferred, 443,549 shares of Series O Preferred, 343,750 shares of Series P Preferred, and 129,053 shares of Series Q Preferred. Excludes the exercise of 2,127,000 warrants issued in connection with the Preferred offerings due to beneficial ownership limitations.

Interests of Directors and Executive Officers

As discussed above, William Kerby, our Chief Executive Officer, and Donald Monaco, Chairman of our Board, each received shares of Series L Preferred upon conversion of an aggregate of $2.75 million in existing unsecured promissory notes owed to Messrs. Kerby and Monaco and $500,000 in deferred salary owed to Mr. Kerby. Because the shares of Series L Preferred issued to Messrs. Kerby and Monaco in the Series L Offering cannot be converted unless and until the stockholder approval is obtained in accordance with Nasdaq Rule 5635(c), Messrs. Kerby and Monaco have a substantial interest in the approval of this Proposal 3.

As further discussed, Carmen Diges and Stephen Kircher, two of our independent directors, each received shares of Series Q Preferred upon conversion of an aggregate of $152,970 in existing unsecured promissory notes owed to them. In addition, Andy Kaplan and Jimmy Byrd, also two of our independent directors, received shares of Series Q Preferred pursuant to their securities purchase agreements in the aggregate amount of $260,000. Because the shares of Series Q Preferred issued to Messrs, Kaplan, Byrd, and Kircher, and Ms. Diges in the Series Q Offering cannot be converted unless and until the stockholder approval is obtained in accordance with Nasdaq Rule 5635(c), Messrs, Kaplan, Byrd, and Kircher, and Ms. Diges have a substantial interest in the approval of this Proposal 3.

Except for Messrs. Kerby, Monaco, Kircher, Kaplan, and Byrd, and Ms. Diges, as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 3.

Vote Required

This proposal will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR SHARES OF COMMON STOCK UPON CONVERSION OF SERIES J, K, L, M, N, O, P AND Q PREFERRED STOCK AND EXERCISE OF RELATED WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

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PROPOSAL 4

APPROVAL OF THE ISSUANCE OF COMMON STOCK TO CERTAIN INSIDERS UPON CONVERSION OF SERIES L PREFERRED STOCK AND SERIES Q PREFERRED STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(C)

General

In addition to the approvals that we are seeking pursuant to Proposal 3, we are also asking stockholders to approve the issuance of shares of our common stock upon the conversion of those shares of: (a) 1,076,156 shares of Series L Preferred issued to William Kerby and Donald Monaco upon conversion of certain an aggregate of $2.75 million in existing unsecured promissory notes owed to Messrs. Kerby and Monaco and $500,000 in deferred salary owed to Mr. Kerby in the Series L Offering; (b) 81,250 shares of Series Q Preferred issued to Andy Kaplan and Jimmy Byrd for an aggregate purchase price of $260,000; and (c) 47,803 shares of Series Q Preferred issued to Carmen Diges and Stephen Kircher upon conversion of an aggregate of $152,970 in existing unsecured promissory notes owed to Ms. Diges and Mr. Kircher in the Series Q offering.

Insiders that Participated in the Series L Offering

On December 31, 2024, William Kerby, our Chief Executive Officer, converted $0.5 million in existing unsecured promissory notes owed to Mr. Kerby into an aggregate of 165,562 shares of Series L Preferred in connection with the Series L Offering, at a price of $3.02 per share.

On December 31, 2024, Donald Monaco, Chairman of our Board, converted $1.25 million in existing unsecured promissory notes owed to Mr. Monaco into an aggregate of 413,907 shares of Series L Preferred in connection with the Series L Offering, at a price of $3.02 per share.

On February 24, 2025, Mr. Kerby and Mr. Monaco agreed to convert $500,000 in deferred salary (Mr. Kerby) and $1.0 million in existing unsecured promissory notes owed for monies advanced to the Company (Mr. Monaco), respectively, into an aggregate of 496,687 restricted shares of Series L Nonvoting Convertible Preferred Stock of the Company (the “Series L Preferred”) at a conversion price of $3.02 per share.

Insiders that Participated in the Series Q Offering

On September 10, 2025, we entered into securities purchase agreements with Andy Kaplan, and Jimmy Byrd, two of our independent directors, pursuant to which we sold 81,250 shares of Series Q Preferred at a price of $3.20 per share, resulting in total proceeds to the Company of $260,000. On September 9, 2025, the closing price of our stock was $4.03.

On September 15, 2025, we entered into debt conversion agreements with Carmen Diges and Stephen Kircher, two of our independent directors, whereby they agreed to convert $43,456 of existing unsecured promissory notes, including accrued interest of $3,456 through September 3, 2025 (Ms. Diges) and $109,514 of existing promissory notes, including accrued interest of $9,514 through September 3, 2025 (Mr. Kircher) owed for monies advanced to the Company into 13,580 restricted shares (Ms. Diges) and 34,223 restricted shares (Mr. Kircher) of our Series Q Preferred at a conversion price of $3.20 per share.

Reasons for Stockholder Approval

Because our common stock is listed on the Nasdaq Capital Market, we are subject to Nasdaq Listing Rule 5635(c), which deems the issuance of common stock, or securities convertible into or exercisable for common stock, to a Nasdaq-listed company’s officers, directors, employees or consultants in a in a transaction (other than a public offering) at a price less than the market value of such stock, calculated as the consolidated closing bid price for such shares on the trading day immediately prior to entry into the agreement, as equity compensation requiring stockholder approval.

As described in Proposal 4, above, the applicable debt conversion agreements provide for the conversion and issuance of securities to Messrs. Kerby, Monaco, and Kircher, and Ms. Diges at a price that is less than the closing bid price of our common stock, as reported on the Nasdaq Stock Market, on the trading day immediately prior to the closing date of the Series L and Q Offerings. In addition, the Company sold shares of Series Q Preferred to Messrs. Kaplan and Byrd at a price that is less than the closing bid price of our common stock, as reported on the Nasdaq Stock Market, on the trading day immediately prior to the closing date of the Q Offering. The shares of the Series L Preferred were issued at a price of $3.02 per share and are convertible into shares of our common stock on a 1-for-1 basis. On December 30, 2024, the closing price of our common stock was $6.32 per share, and on February 21, 2025, the closing price of our common stock was $4.29. The shares of the Series Q Preferred were issued at a price of $3.20 per share and are convertible into shares of our common stock on a 1-for-1 basis. On September 9, 2025, the closing price was $4.03 per share, and on September 12, 2025, the closing price was $3.94 per share. Because Nasdaq may deem (a) the conversion of the outstanding promissory notes into shares of our Series L Preferred by Messrs. Kerby and Monaco; (b) the conversion of the outstanding promissory notes into shares of our Series Q Preferred by Mr. Kircher and Ms. Diges; (c) the issuance of shares of Series Q Preferred to Messrs. Kaplan and Byrd pursuant to their securities purchase agreements; and (d) the issuance of shares of our common stock upon conversion of the Series Q Preferred to Messrs. Kaplan, Byrd, and Kircher, and Ms. Diges as equity compensation, we are seeking approval of such issuances in order to ensure compliance with Nasdaq rules. Notwithstanding Nasdaq Rule5635(c) which characterizes the below market offerings as equity compensation, we believe that the offerings do not constitute equity compensation under applicable accounting rules in view of the same purchase price paid for comparable series of our preferred stock by independent outside investors, as well as the conditional nature of the conversion rights and the restricted status of the securities.

Effect of the Proposal

In the event that our stockholders approve Proposals 3 and 4 at the Annual Meeting, the shares of Series L and Series Q outstanding will automatically convert into shares of our common stock on the third business day following the Annual Meeting. As such, we will issue an aggregate of 1,076,156 common shares pursuant to the conversion of Series L Preferred, and 129,053 common shares pursuant to the conversion of Series Q Preferred, resulting in an increase in Mr. Monaco’s percentage share of common shares outstanding of 2.0%, a decrease in Mr. Kerby’s percentage share of common shares outstanding of 1.1%, an increase in Mr. Byrd’s percentage share of common shares outstanding of 0.1%, with Mr. Kaplan’s percentage share of common shares outstanding remaining unchanged at 1.0%, and Mr. Kircher’s and Ms. Diges respective percentage shares of common shares outstanding remaining below 1.0%. Additionally, if Proposals 3 and 4 are approved, the issuance of the common shares pursuant to the conversions of the Series L and Q Preferred will result in a post conversion dilution of the percentage interest of our common stockholders of 12.8%. As of May 31, 2025, the end of our most recent quarter, our book value was $454,009 or $0.059 per share, and our pro forma book value after giving effect to the conversions would be $454,009 or $0.051 per share.

In the event that our stockholders do not approve this Proposal 4 at the Annual Meeting, then the Series L Preferred held by Messrs. Kerby and Monaco and the Series Q Preferred held by Messrs. Kaplan, Byrd and Kircher and Ms. Diges, as applicable, will not become convertible unless and until stockholder approval of such exercises is obtained.

Interests of Directors and Executive Officers

As discussed above, William Kerby, our Chief Executive Officer, and Donald Monaco, Chairman of our Board, each received shares of Series L Preferred upon conversion of an aggregate of $2.75 million in existing unsecured promissory notes owed to Messrs. Kerby and Monaco and $500,000 in deferred salary owed to Mr. Kerby. Because the shares of Series L Preferred issued to Messrs. Kerby and Monaco cannot be converted unless and until stockholder approval is obtained as required under Nasdaq Rule 5635(c), Messrs. Kerby and Monaco have a substantial interest in the approval of this Proposal 4.

As further discussed, Carmen Diges and Stephen Kircher, two of our independent directors, received shares of Series Q Preferred upon conversion of an aggregate of $152,970 in existing unsecured promissory notes owed to Ms. Diges and Mr. Kircher. In addition, Andy Kaplan and Jimmy Byrd, also two of our independent directors, received shares of Series Q Preferred pursuant to their securities purchase agreements in the aggregate amount of $260,000. Because the shares of Series Q Preferred issued to Messrs. Kaplan, Byrd and Kircher and Ms. Diges cannot be converted unless and until stockholder approval is obtained as required under Nasdaq Rule 5635(c), Messrs. Kaplan, Byrd, and Kircher, and Ms. Diges have a substantial interest in the approval of this Proposal 4.

Except for Messrs. Kerby, Monaco, Kaplan, Byrd, and Kircher, and Ms. Diges, as discussed above, none of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 4.

Vote Required

This proposal will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF COMMON STOCK TO CERTAIN INSIDERS UPON CONVERSION OF SERIES L PREFERRED STOCK AND SERIES Q PREFERRED STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(C)

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PROPOSAL 5

APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR COMMON STOCK UNDER AN EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

General

We are asking stockholders to approve the sale and issuance of more than 19.99% of our outstanding shares of our common stock pursuant to that Securities Purchase Agreement (the “Alumni Purchase Agreement”) entered into with Alumni Capital LP (“Alumni Capital”) on September 19, 2024 which is structured to serve as an equity line of credit. As of the Record Date, we have not sold any shares of our common stock under the Alumni Purchase Agreement.

Alumni Capital Common Stock Securities Purchase Agreement

On September 19, 2024, we entered into the Alumni Purchase Agreement with Alumni Capital. Pursuant to the Alumni Purchase Agreement, we have the right, but not the obligation to cause Alumni Capital to purchase up to $10 million shares of our common stock (the “Commitment Amount”) at the Purchase Price (defined below) during the period beginning on the execution date of the Alumni Purchase Agreement and ending on the earlier of (i) the date on which Alumni Capital has purchased $10 million shares of common stock pursuant to the Alumni Purchase Agreement or (ii) December 31, 2025.

Pursuant to the Alumni Purchase Agreement, the “Purchase Price” means the lowest traded price of Company common stock during the five business days prior to a closing date multiplied by eighty nine percent. No Purchase Notice will be made without an effective registration statement and no Purchase Notice will be in an amount greater than $500,000.

The Alumni Purchase Agreement provides that the number of our common stock shares to be sold to Alumni Capital pursuant to the Alumni Purchase Agreement will not exceed (i) the number of shares that, when aggregated together with all other shares of our common stock which Alumni Capital is deemed to beneficially own, would result in it owning more than 4.99% of our outstanding common stock, or (i) 19.99% of our outstanding shares of common stock as of September 19, 2024 (the “Alumni Exchange Cap”), unless and until the Company receives stockholder approval to issue shares in excess of the Alumni Exchange Cap, in accordance with Nasdaq rules.

In consideration for Alumni Capital’s execution and delivery of, and performance under, the Alumni Purchase Agreement, the Company issued and delivered 32,786 shares of Company common stock (the “Initial Alumni Commitment Shares”) to Alumni Capital on September 19, 2024 and, within one business day from the date off effectiveness of the Registration Statement registering the shares issuable pursuant to the Alumni Purchase Agreement for resale by Alumni Capital, the Company shall cause its transfer agent to issue and deliver as DWAC or DRS shares to Alumni Capital that number of shares of common stock equal to two percent of the Commitment Amount divided by the VWAP for our common stock for the business day prior to the notice of effectiveness (together with the Initial Commitment Shares, the “Alumni Commitment Shares”).

No shares have been sold pursuant to the Alumni Purchase Agreement as of the Record Date.

Additional information with respect to the Alumni Purchase Agreement and the Alumni Commitment Shares is contained in our Current Report on Form 8-K filed with the SEC on September 25, 2024. The discussion herein relating to the Alumni Purchase Agreement and the Alumni Commitment Shares is qualified in its entirety by reference to the transaction documents filed as exhibits to such Form 8-K

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Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

As discussed above, pursuant to the Alumni Capital Purchase Agreement, we have the right, but not the obligation to cause Alumni Capital to purchase up to $10 million shares of our common stock; provided, however, that unless and until we obtain stockholder approval to sell and issue a number of shares in excess of the Alumni Exchange Cap, the amount of shares that we may be able to sell will be significantly less than $10 million. As a result of the foregoing, in order to provide us with the most flexibility to raise additional capital, we are seeking stockholder approval of the elimination of the Exchange Cap under the Alumni Purchase Agreement, in accordance with Nasdaq Listing Rule 5635(d).

Effect of the Proposal

In the event that our stockholders approve this Proposal 5 at the Annual Meeting, the Alumni Exchange Cap will be eliminated and we will have the option to issue and sell the maximum number of shares of common stock issuable pursuant to the Alumni Purchase Agreement (up to $10 million shares of common stock), which would exceed 19.99% of our issued and outstanding shares of common stock as of the date we executed the Alumni Purchase Agreement. This would allow the Company flexibility in accessing the equity line of credit to pursue its business growth, current announced partnerships and collaborations. Since we have the right to control the timing and amount of any future sales under the equity line of credit, we do not currently know the amount of shares, if any, that may be sold thereunder. However, any such sales will result in the dilution of the percentage interests of our common stockholders.

In the event that our stockholders do not approve this Proposal 5 at the Annual Meeting, we may be limited in the amount of money we can draw down on the line of credit under the Alumni Purchase Agreement. The failure of our stockholders to approve this Proposal 5 may result in our inability to take full advantage of the new equity line of credit and severely limit the Company’s ability to raise additional capital.

Interests of Directors and Executive Officers

None of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 5.

Vote Required

This proposal will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR SHARES OF COMMON STOCK UNDER AN EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

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PROPOSAL 6

ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTES

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board believes that, if the number of shares of our stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Vote Required

This proposal will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. We believe that this proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETING PURSUANT TO THIS PROPOSAL 6, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE

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BOARD MATTERS AND CORPORATE GOVERNANCE

The following table sets forth information about William Kerby and Jimmy Bryd and each of the other current members of our Board:

Directors	Class	Age	Position	Director Since	Current Term Expires
Donald P. Monaco	I	72	Chairman of the Board and Director	2023	2028 Annual Meeting
Stephen Kircher(1)(2)	I	71	Director	2025	2028 Annual Meeting
William Kerby	II	68	Director	2025	2029 Annual Meeting
Jimmy Byrd(1)(2)	II	64	Director	2025	2029 Annual Meeting
Andy Kaplan(1)(3)	III	64	Director	2025	2027 Annual Meeting
Carmen Diges(1)(2)(3)	III	55	Director	2025	2027 Annual Meeting
David Jiang(2)(3)	III	60	Director	2025	2027 Annual Meeting

(1)	Member of our Audit Committee
(2)	Member of our Compensation Committee
(3)	Member of our Nominating and Corporate Governance Committee

Nominees for Class II Director

See Proposal 1 for biographical information regarding William Kerby and Jimmy Byrd, our Class II Director nominees.

Continuing Directors

Donald P. Monaco has served as Chairman of our Board since December 29, 2023. Mr. Monaco has approximately three decades of experience as an international information technology and business management consultant. Mr. Monaco founded and owned Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport in Duluth, Minnesota, serving airline, military, and general aviation customers in November 2005, which he sold in April 2025. Since January 2009, he has been appointed and reappointed by Minnesota Governors to serve as a Commissioner of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota, and currently serves as Chairman of the Operations, Finance and Administration Committee. Mr. Monaco is also the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco previously worked as an international information technology and business management consultant with Accenture in Chicago, Illinois for 28 years, and as a partner and senior executive for 18 of such years. From August 2011 to January 2023, Mr. Monaco served as a member of the board of directors of NextPlay Technologies, Inc. (known as Monaker prior to June 2020) (“NextPlay”), where he served as chairman of the board of directors from August 2018 to June 2021 and as co-chairman of the board from June 2021 to December 2021. He previously served as a director at Republic Bank in Duluth, Minnesota from May 2015 until October 2019. He also served on the Verus International, Inc., formerly RealBiz Media Group, Inc., board of directors from October 2012 until April 2016, serving as chairman of the board from August 2015 to April 2016. Mr. Monaco holds Bachelor of Science and Masters degrees in Computer Science Engineering from Northwestern University.

Stephen Kircher has served as a director since July 17,2025. He currently serves, and since 2016 has served, as Chairman and Chief Executive Officer of Kircher Holdings LLC, a family office with a diverse investment portfolio. Kircher Holdings owns, through trust, the Frangipani Beach Resort, a boutique hotel in Anguilla, British West Indies, and Borgo San Vincenzo, a boutique hotel in Tuscany, Italy. In addition to his leadership at Kircher Holdings, Mr. Kircher serves as a director on the Board of Directors of ReviverMX, Inc., the world’s first digital license plate and connected vehicle platform company. Mr. Kircher’s business background includes leading several high-growth companies. He previously served as a consultant and as Chairman & Chief Executive Officer of Solar Power, Inc. (“SPI”), where he grew the company from startup to over $100 million in annual revenues before leading a strategic sale of the company to LDK Solar, Ltd. Before SPI, Mr. Kircher served as Chairman and Chief Executive Officer of International DisplayWorks, Inc., a publicly traded company headquartered in China. Under his leadership, the company expanded to over 3,500 employees and $300 million in revenues, ultimately achieving a successful sale to Flextronics International. Mr. Kircher holds a Bachelor of Arts degree from the University of California, San Diego.

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Andy Kaplan has served on our Board since July 17, 2025. Mr. Kaplan is the co-founder and chairman of KC Global Media Entertainment, LLC (“KCGM”), which was established in January 2020 to acquire Sony’s Asian media networks business. Mr. Kaplan is the former President of Sony Pictures Worldwide Networks, where he led Sony’s global broadcasting businesses, including its OTT services and linear networks and related investments, with over 180 channel feeds reaching nearly two billion subscribers. At the end of Mr. Kaplan’s thirty-year tenure at Sony, the media networks unit had over 4,000 employees and was earning over $2.5 billion in revenues and over $250 million in operating profit. Among his achievements were the expansion of Sony Pictures Worldwide Networks into new markets and new businesses, the acquisition of TEN Sports acquisition in India, and the acquisition of anime company Funimation, which boasted a catalog of 10,000 hours of content with rights to over 450 brands. Prior to this role, Mr. Kaplan spent over a decade serving as Executive Vice President and Chief Operating Officer of Sony Pictures Television Group, overseeing the business operations of Sony’s global television businesses. His previous experience includes senior positions at the Hollywood Stock Exchange, Hal Roach Studios and Embassy Pictures, as well as consulting roles with Starz, AARP, Sony Corporation of America, Lionsgate Entertainment, Liberty Media, Fremantle Television and Galan Entertainment, among others. Mr. Kaplan was executive producer of the Amazon series, Zorro and M*A*S*H: The Comedy That Changed Television for Fox. He is the former Chairman of Q India, a subsidiary of Qyou Media (TSXV:QYOU), former Chairman of the Board of Directors of the National Association of Television Programming Executives, former Chairman of the Board of Directors of Sharewell/Cayton Children’s Museum, and Chairman of the Board of Governors for the USC Annenberg School’s Center for the Digital Future, as well as a former member of the Board of Directors of the International Academy of Television Arts & Sciences and a member of the UCLA School of Theater, Film and Television. Mr. Kaplan previously served as a member of the Board of Directors of Nasdaq listed, Liberty Interactive and as a former member of the Executive Committee of the Academy of Television Arts & Sciences. Mr. Kaplan holds a Bachelor of Arts degree in Economics from University of California, Los Angeles, and an MBA from the University of Southern California.

Carmen Diges has served on our Board since July 17,2025. She is a senior attorney, corporate and government advisor, and international entrepreneur, with over two decades of experience across various public and private sectors. Since August 2014, Ms. Diges has served as Principal at her own law firm, REVlaw. Ms. Diges has also served as the General Counsel/Corporate Secretary of McEwen Inc. (NYSE:MUX) since May, 2015. Former positions include Director, Legal Affairs of Echelon Wealth Partners, Inc.; and Partner of several Canadian corporate and securities firms. She currently serves as a Director of G2 Goldfields Inc. She previously served as a Director on the board of NextPlay from June 2021 to January 2023. Ms. Diges is a CFA Charterholder, a Master of Laws (Tax) from Osgoode Hall Law School in Toronto, a Bachelor of Laws from Dalhousie Law School in Halifax, as well as a Bachelor of Arts from the University of Toronto.

David Jiang has served on our Board since July 17,2025. He is an accomplished investor and entrepreneur with over three decades of experience in asset management, technology innovation, and international business strategy. For the past five years, and since 2015, Mr. Jiang has not been employed but has focused his time on entrepreneurship and personal investments. As an entrepreneur, Mr. Jiang has co-founded various software and hardware technology companies, including MirraViz (2016) and Ginger Analytics (2017), for which he provides business and strategic guidance from time to time. As an investor, Mr. Jiang focuses on disruptive technologies in ClimateTech, BioTech, FinTech, and AI. He has served on boards of private companies in the U.S., Asia, Middle East, Africa, and South America. Mr. Jiang’s distinguished career includes serving as Chief Executive Officer of PineBridge Investments until 2015, where he led the post-crisis transformation of AIG’s asset management division into an independent firm managing over $75 billion across more than 20 countries. He also held key executive roles at BNY Mellon, including Chief Executive Officer of Asia-Pacific and Global Head of Passive, ETF, and Beta Investing. Earlier in his career, he managed multi-billion-dollar portfolios as a Senior Portfolio Manager at Mellon Capital Management. He has lived and led teams in major financial centers including Tokyo, London, Hong Kong, Shanghai, San Francisco, and New York. He also served on the Advisory Boards of UC Berkeley and Harvard University. Mr. Jiang holds a Master’s degree in Government and Business from Harvard University and a Bachelor’s degree in Humanities and International Affairs from Georgetown University.

Director Independence

Our Board currently consists of seven members. As the Company’s Chief Executive Officer, Mr. Kerby is not considered an independent director. As a result of Mr. Monaco’s previous affiliation with NTH, and certain other factors, Mr. Monaco is not considered an independent director. The Board has determined that each of the other directors are independent directors under the standards for director independence set forth in the Nasdaq Marketplace rules. Pursuant to Nasdaq rules, the Board must consist of a majority of independent directors.

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The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to Messiers Kircher, Byrd, Kaplan, and Jiang, and Ms. Diges, our independent directors, that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Classified Board of Directors

In accordance with our amended and restated bylaws, our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

●	the Class I directors are Donald P. Monaco and Stephen Kircher, and their current term will expire at the 2028 Annual Meeting;

●	the Class II directors are William Kerby and Jimmy Byrd, and their current terms will expire at this Annual Meeting; and

●	the Class III directors are Andy Kaplan, Carmen Diges and David Jiang, and their current terms will expire at our 2027 annual meeting of stockholders.

Our amended and restated bylaws provide that the authorized number of directors may be changed by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

Leadership Structure of the Board

Any director, or our Board as a whole, may be removed with or without cause at any meeting of stockholders by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws provide our Board with the discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. Our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board from time to time based on circumstances then in existence.

The Chairman of the Board presides at all meetings of our Board and exercises and performs such other powers and duties as may be assigned to him from time to time by the Board or prescribed by our amended and restated bylaws.

Our Board has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, and in the past has combined the roles of Chairman and Chief Executive Officer. Our Board currently is committed to the separation of the offices of Chairman and Chief Executive Officer. However, our Board continually evaluates our leadership structure and could, in the future, decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our Company and our stockholders.

Board Meetings and Committees

During our fiscal year ended February 28, 2025, the Board held 7 meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period he was a director and (ii) the total number of meetings held by all committees of our Board on which he served during the periods that he served.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our then current directors attended our 2025 Annual Meeting of Stockholders.

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Our Board has established three standing committees–audit, compensation, and nominating and corporate governance, each of which operates under a written charter that has been approved by our Board. Each committee charter has been posted on the Investors section of our website at www.nexttrip.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.

Audit Committee

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures;

●	establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

●	meeting independently with our registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the Audit Committee report required by SEC rules.

The members of our Audit Committee are Messrs. Byrd and Kircher, and Ms. Diges, with Ms. Diges serving as the chairperson of the committee. Our Board has determined that each of Messrs. Byrd and Kircher, and Ms. Diges is an independent director under the applicable Nasdaq rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Carmen Diges is an “audit committee financial expert,” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Audit Committee met 4 times during fiscal 2025.

Compensation Committee

The Compensation Committee’s responsibilities include:

●	annually reviewing and approving corporate goals and objectives applicable to CEO compensation;

●	determining our CEO’s compensation;

●	reviewing and approving, or making recommendations to our Board with respect to the compensation of our other executive officers;

●	overseeing an evaluation of our senior executives;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to our Board with respect to director compensation; and

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when it is required by SEC rules to be included in our Proxy Statements.

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The members of our Compensation Committee are Messrs. Byrd and Kircher, and Ms. Diges, with Mr. Byrd serving as the chairperson of the committee. Our Board has determined that each of Messrs. Byrd and Kircher, and Ms. Diges is independent under the applicable Nasdaq rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met 3 times during fiscal 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to our board the persons to be nominated for election as directors and to each of the Board’s committees; and

●	overseeing an annual evaluation of the Board.

The members of our Nominating and Corporate Governance Committee are Messrs. Kaplan and Jiang and Ms. Diges, with Mr. Jiang serving as the chairperson of the committee. Our Board has determined that each of Messrs. Kaplan and Jiang and Ms. Diges is independent under the applicable Nasdaq rules and regulations. The Nominating and Corporate Governance Committee met 1 time during 2025.

Report of the Audit Committee of the Board of Directors

The Audit Committee provides assistance to our Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Haynie serves as our independent registered public accounting firm and audited our financial statements for the years ended February 28, 2025. Haynie does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected Haynie as our independent registered public accountants for our 2025 fiscal year.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended February 28, 2025 and has discussed those financial statements with management and Haynie. The Audit Committee has also received from, and discussed with, Haynie various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with Haynie matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Hayne to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by Haynie are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

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In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2025, filed with the SEC.

Respectfully submitted,

Audit Committee:

Carmen Diges

Jimmy Byrd

Stephen Kircher

Family Relationships

There are no family relationships between or among our directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Code of Ethics and Business Conduct

The Company has a code of ethics that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the members of the Board. The code is available on our website at www.nexttrip.com. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Current Report on Form 8-K, in each case to the extent such disclosure is required by the rules of the SEC or Nasdaq. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through standing committees of the Board that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves of any related-person transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines that we may adopt or amend from time to time. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.

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DIRECTOR COMPENSATION

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors (i.e., directors who are not employed by us as officers or employees) with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment. Directors who are also employees of our company do not receive compensation for their service on our Board.

Under our director compensation program for fiscal year 2025, each non-employee director received annual compensation of $35,000, and each director agreed to defer receipt of cash compensation until such time as the Company completes a public financing. All cash fees are paid quarterly. Also, each non-employee director may be reimbursed for his reasonable expenses incurred in the performance of his duties as a director as our Board determines from time to time. Our Compensation Committee intends to evaluate our director compensation program and determine whether any changes should be recommended to the Board.

The following table sets forth certain information concerning the compensation paid to non-employee directors in fiscal year 2024 for their services as directors of the Company. The compensation of Mr. Brunsberg, who serves as a director and our former President and Chief Executive Officer, is described in the Summary Compensation Table of Executive Officers. Our non-employee directors do not receive fringe or other benefits.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)	Total ($)
Donald P. Monaco	35,000	-	35,000
Jacob Brunsberg	35,000	-	35,000
Salvatore Battinelli	35,000	-	35,000
Dennis Duitch	35,000	-	35,000
Kent Summers	35,000	-	35,000

(1)	The fees shown were paid to each of the respective individuals for services as director. Other than Mr. Monaco, each of the named directors resigned in July 2025.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our operating results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions (or makes recommendations to the Board) as to total compensation for each executive officer as well as each individual compensation component.

The following table sets forth compensation for services rendered in all capacities to the Company: (i) for each person who served as the Company’s Chief Executive Officer at any time during the past fiscal year, and (ii) for our two most highly compensated executive officers, other than our Chief Executive Officer, who were employed with the Company on February 28, 2025 (the foregoing executives are herein collectively referred to as the “named executive officers” or “NEOs”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (1)	Stock Awards ($)		Option Awards ($) (2)	All Other Compensation ($) (1)		Total ($)
Bill Kerby – Chief Executive Officer	2025	400,000	-	-		-	42,000	(3)	442,000
	2024	400,000	-	-		-	42,000	(3)	442,000

Frank Orzechowski - Chief Financial Officer	2025	200,000	-	-		-	-		200,000
	2024	200,000	-	-		-	109,073	(4)	309,073

Lyndsey North - Former President	2025	169,697	-	26,760	(5)	-	16,667	(5)	213,124
	2024	200,000	-	-		-	-		200,000

(1)	Actual amounts paid or accrued.
(2)	Includes option awards and stock appreciation rights awards (“SARs”). SARs awards are only payable in cash. As such, no shares of common stock were reserved in connection with the awards since no shares will be issued pursuant to exercise. The fair value of option and SARs awards are calculated in accordance with the Financial Accounting Standards Board (“FASB”) ASC 718, “Compensation – Stock Compensation.” The amount recognized for all awards is calculated using the Black Scholes pricing model. No options or SARs were awarded during the twelve months ended February 28, 2025 or February 29, 2024.
(3)	In fiscal years 2025 and 2024, we paid Mr. Kerby $24,000 in connection with various personal financial guarantees, and a personal car allowance of $18,000 pursuant to the terms of his employment agreement.
(4)	In fiscal year 2024, we paid Mr. Orzechowski a retention bonus of $109,073 pursuant to the terms of his Retention Bonus and Separation Agreement.
(5)	In fiscal year 2025, we granted Ms. North 4,000 shares of common stock at $6.69 per share and paid cash severance of $16,667 pursuant to the terms of her separation agreement. Ms. North’s employment by the Company terminated on January 6, 2025.

Named Executive Officer Employment Agreements

William Kerby

In connection with this appointment as Chief Executive Officer of the Company on December 29, 2023, the Company and Mr. Kerby entered into an employment letter agreement, dated as of December 29, 2023. Under the employment agreement, Mr. Kerby will be entitled to receive an annual base salary of $400,000, which is subject to increase (but not decrease) in the discretion of the Compensation Committee of our Board based on an annual or special case assessment of his performance and other factors. At the discretion of our Board, Mr. Kerby is also eligible to earn a discretionary, annual fiscal end-of-year incentive bonus in an amount of up to 100% of his base annual salary. The exact amount of the incentive bonus will be dependent on the achievement of Company milestones and profitability, and such other milestones as the Board deems appropriate. Mr. Kerby will have the option of receiving some or all of his base annual salary and any incentive bonus in cash or in shares of our common stock valued for this purpose as set forth in his employment agreement and will be eligible to receive equity compensation at the discretion and in an amount to be determined by our Board.

During his employment, Mr. Kerby will be entitled to an automobile allowance of $1,500 per month and to receive all benefits under any and all deferred compensation plans, retirement plans, life, disability, health, accident and other insurance programs, and similar employee benefit plans and programs, sick leave and vacation time that the Company elects, in its sole discretion, to provide from time to time to its executive officers, and to earn four weeks of paid time off (“PTO”) in accordance with the Company’s PTO policy.

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Mr. Kerby has entered into various personal guarantees with the Airline Reporting Commission, sellers of travel, merchant providers, financial institutions, associations and service providers for the benefit of NextTrip, in consideration of which the Company agrees in his employment agreement to pay him a $2,000 per month guarantee fee for so long as the employment agreement and the guarantees remain in place. In the event Mr. Kerby resigns for “Good Reason” (as defined in the employment agreement), or his employment is terminated by the Company for any reason, the Company will immediately eliminate any and all guarantees failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month after 30 days in the event the Company is unable to assume the guarantees during such 30-day period.

The term of Mr. Kerby’s employment under his employment agreement will continue from month-to-month until terminated by either party with 30 days’ prior written notice, unless sooner terminated in accordance with the terms thereof. Should the Company elect to terminate Mr. Kerby’s employment agreement (other than as a result of death, “Disability” or “Cause,” as defined therein), he will be entitled to payment of an amount equal to 12 months of his base annual salary in a lump sum payment upon termination and the continuation of his health care coverage, at the Company’s expense, for up to 12 months following the termination (collectively, the “Kerby Severance Payments”). In addition, in the event that Mr. Kerby’s agreement is terminated by the Company for any reason within 12 months from the date of closing of the NextTrip Acquisition, Mr. Kerby will be entitled to receive the Kerby Severance Payments.

John McMahon

On February 10, 2025, we entered into an employment letter agreement with John McMahon, pursuant to which Mr. McMahon agreed to serve as Chief Operating Officer, Travel Division of the Company. Under the terms of Mr. McMahon’s employment agreement, he is entitled to receive an annual base salary of $250,000. In addition, pursuant to the terms of his employment agreement, Mr. McMahon is entitled to receive bonuses subject to the achievement of mutually agreed performance objectives. Such bonuses may be paid in cash or common shares of the Company at the option of Mr. McMahon. Mr. McMahon is also entitled to receive an incentive bonus at the discretion of the Compensation Committee of the Board. Mr. McMahon is eligible to participate in the Company’s equity incentive and group benefit plans, including medical, dental, and vision plans, as well as a 401(k) plan.

Lyndsey North

On June 17, 2022, we entered into an “at will” employment agreement, with Lyndsey North under which she was engaged to serve as Vice President of Marketing of the Company. As of September 28, 2022, Ms. North was appointed President of the Company. Under the terms of Ms. North’s employment agreement, she was entitled to receive an annual base salary of $155,000, which was increased to $200,000 effective September 28, 2022. Pursuant to the employment agreement, Ms. North was granted 4,000 SARs at an exercise price of $7.00, which vested over a period of three years, with one-third of the award vesting each year on her employment anniversary date. At the discretion of the Board, and subject to the achievement of certain performance goals, Ms. North was also eligible for a performance bonus consisting of a cash award of up to 30% of base salary, which was increased to 50% of base salary, and a SAR award of up to 25% of base salary. Ms. North was eligible to participate in the Company’s group benefit plans, including medical, dental, and vision plans, as well as a 401(k) plan.

On January 6, 2025 (the “Termination Date”), Ms. North’s employment by the Company terminated. In connection with her departure, the Company paid Ms. North all deferred compensation owed to Ms. North as of the Termination Date and, upon her execution and non-revocation of a waiver and release of claims agreement, Ms. North became entitled to receive accrued interest on her deferred compensation through the Termination Date, plus severance in an amount equal to one month of her base salary. In addition, Ms. North was granted 4,000 shares of Company common stock, at a price of $6.69 per share, upon execution of her separation agreement.

Frank D. Orzechowski

On July 1, 2019, we entered into an “at will” employment agreement, with Frank Orzechowski under which he was engaged to serve as our Chief Financial Officer, Treasurer, Principal Accounting Officer and Corporate Secretary of the Company. Under Mr. Orzechowski’s employment agreement, he was entitled to receive an annual base salary of $135,000, which was increased to $155,000 effective March 1, 2020, to $180,000 on January 1, 2021, and to $200,000 on October 1, 2021. Pursuant to the employment agreement, Mr. Orzechowski was granted (1) a stock option to purchase up to 250 shares of common stock of the Company, at an exercise price equal to $14.00 per share, which was the closing market price of the Company’s common stock on July 1, 2019 (the “Effective Date”), and (2) to purchase up to 6,000 shares of common stock of the Company, with an exercise price of $14.00, subject to vesting as follows: 387 shares vested and became exercisable on the one-year anniversary of the Effective Date, 900 shares vested and became exercisable on the second-year anniversary of the Effective Date, 1,413 shares vested and became exercisable on the third-year anniversary of the Effective Date, and 3,300 shares vested and became exercisable on the fourth-year anniversary of the Effective Date. Further, Mr. Orzechowski is eligible to participate in the Company’s equity incentive and group benefit plans, including medical, dental, and vision plans, as well as a 401(k) plan.

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Compensation Recovery Policy

On November 29, 2023, we adopted a compensation recovery policy (the “Compensation Recovery Policy”) that is designed to comply with, and will be interpreted in a manner consistent with, Section 10D and Rule 10D-1 of the Exchange Act and the applicable rules of the Nasdaq Stock Market, including any interpretive guidance provided by Nasdaq. Under our Compensation Recovery Policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Compensation Recovery Policy. Furthermore, under the Compensation Recovery Policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth outstanding stock options granted under our 2013 Equity Incentive Plan (the “2013 Plan”) or 2023 Equity Incentive Plan (the “2023 Plan”) and SARs under our 2020 Stock Appreciation Rights Plan (the “2020 SARs Plan”) that are held by our named executive officers as of February 28, 2025:

	Option Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Frank Orzechowski(2)	1,750	-	$50.00	6/14/2025
	902	-	$52.60	6/22/2025
	2,429	-	$68.40	8/11/2026
	2,429	-	$68.40	8/11/2026
	717	80	$50.00	7/1/2027
	2,339	270	$50.00	7/1/2027
	3,113	361	$50.00	7/1/2027
	-	4,852	$26.00	7/1/2027
	3,711	-	$11.60	1/25/2028

(1)	On June 23, 2020, we adopted the 2020 SARs Plan. The 2020 SARs Plan provides for incentive awards in the form of SARs payable in cash. No shares of common stock were reserved in connection with the adoption of the 2020 SARs Plan since no shares will be issued pursuant to the 2020 SARs Plan. Awards issued under the 2020 SARs Plan are included in the table.
(2)	On May 28, 2020, we granted Mr. Orzechowski an option to purchase 1,750 shares of our common stock under the 2013 Plan in connection with his employment arrangement. The option has an exercise price of $50.00, which as of February 28, 2025 was fully vested. On June 23, 2020, pursuant to our 2020 SARs Plan, we granted Mr. Orzechowski 902 SARs. The SARs have an exercise price of $52.60 which as of February 28, 2025 were fully vested and exercisable. On August 11, 2021, we granted Mr. Orzechowski an option to purchase 2,429 shares of our common stock under our 2013 Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and as of February 28, 2025, was fully vested. On August 11, 2021, pursuant to our 2020 SARs Plan, we granted Mr. Orzechowski 2,429 SARs. The SARs have an exercise price of $68.40 and as of February 28, 2025, were fully vested and exercisable. On July 1, 2022, we granted Mr. Orzechowski: (i) an option to purchase up to 797 shares of our common stock with an exercise price of $50.00, 717 of which were vested as of February 28, 2025 and the remaining 80 shares of which will vest in equal monthly installments over the next five months; (ii) an option to purchase up to 2,609 shares of our common stock with an exercise price of $50.00, 2,339 of which shares were fully vested as of February 28, 2025 and the remaining 270 shares will vest in equal monthly installments over the next five months; (iii) 3,474 SARs with an exercise price of $50.00, 3,113 of which SARs were fully vested and exercisable as of February 28, 2025, and the remaining 361 of which SARs will vest in equal monthly installments over the next five months; and (iv) 4,852 SARs in connection with his employment retention agreement, which SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Orzechowski remains an employee of the Company on that date. On January 26, 2023, we granted Mr. Orzechowski an option to purchase up to 3,711 shares of our common stock, with an exercise price of $11.60. As of February 28, 2025, the option was fully vested and exercisable.

Equity Awards

We offer stock options, stock appreciation rights, and stock awards to certain of our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Our stock appreciation rights allow employees to receive a cash payment for the difference between the market price of our common stock on the date of exercise and the strike price. We sometimes also offer stock options, stock appreciation rights and stock awards to our consultants in lieu of cash. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Our stock appreciation rights allow consultants to receive a cash payment for the difference between the market price of our common stock on the date of exercise and the strike price. Stock options, stock appreciation rights, and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances.

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Retirement Plans

We maintain two qualified 401(k) plans, in which all eligible employees may participate. We make safe harbor contributions to both plans: one plan matches 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed, and the other plan makes a 3% non-elective contribution for all eligible participants. Safe harbor contributions are 100% vested. We may also elect, on an annual basis, to make a discretionary contribution to the plan, but have not done so to date. Our elective matches and elective contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%. As a tax-qualified retirement plan, contributions to the 401(k) plans and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plans.

No Tax Gross-Ups

We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our Company.

2023 Equity Incentive Plan

On November 19, 2023, our Board adopted the Company’s 2023 Equity Incentive Plan, which we refer to as the “2023 Plan.”

Our Board believes that the grant of options and other stock awards is an important incentive for the Company’s employees, officers and directors. Previously, we issued options and stock awards pursuant to our 2013 Equity Incentive Plan, which plan expired according to the terms thereof in March 2023.

A summary of the 2023 Plan is set forth below.

Plan Purpose

Our Board of Directors adopted the 2023 Plan to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our current employees, directors and consultants are eligible to participate in the 2023 Plan.

Administration

The 2023 Plan is to be administered by the Board or by a committee to which administration of the 2023 Plan, or of part of thereof, is delegated by the Board. The 2023 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2023 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2023 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2023 Plan or of any award under the 2023 Plan.

The 2023 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code.

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Stock Subject to the 2023 Plan

The aggregate number of shares of common stock set aside and reserved for issuance under the 2023 Plan is 7,000,000 shares.

If awards granted under the 2023 Plan expire or otherwise terminate or are cancelled without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the 2023 Plan. If shares of common stock issued pursuant to awards under the 2023 Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2023 Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an Option, or the issuance of shares under a Stock Award, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then the number of shares that are not delivered will not again be available for issuance under the 2023 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2023 Plan.

Eligibility

All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2023 Plan. Incentive Options may only be granted under the 2023 Plan to a person who is a full-time officer or employee of the Company or a subsidiary. The Administrator will determine from time-to-time which directors, employees, consultants and advisers will be granted awards under the 2023 Plan.

Terms of Awards

Maximum Grant

The maximum number of shares of Common Stock subject to a Stock Award granted during a single Fiscal Year to any Non-Employee Director (together with any cash fees paid to such Non-Employee Director during the Fiscal Year) is not permitted to exceed a total value of $500,000. The value of the Stock Award is based on the fair value for financial reporting purposes on the grant date.

Written Agreement

Each award under the 2023 Plan will be evidenced by an agreement in a form approved by the Administrator.

Exercise Price; Base Value

The exercise price for a Non-Qualified Option or an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Non-Qualified Option or Incentive Option. With respect to an Option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an Incentive Option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the Incentive Option. The base value of a Stock Appreciation Right shall also be no less than 100% of the Common Stock on the date of the grant of the Stock Appreciation Right. The 2023 Plan does not specify a minimum exercise price for Stock Awards.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

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Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s employment with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of Common Stock acquired under the 2023 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of Common Stock under the 2023 Plan. The Administrator also has the discretion to accept the following types of payment from participants: shares of Common Stock, cash or a combination thereof.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state and foreign securities laws and the requirements of any stock exchange on which our Common Stock is traded.

Effects of Change of Control

Except as otherwise provided in an Award Agreement, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In general, a “Change of Control” means:

●	A sale of all or substantially all of our assets;
●	Our liquidation or dissolution;
●	A purchase or other acquisition of 51% or more of our Common Stock
●	Our merger or consolidation with or into another corporation.

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Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2023 Plan and each Option and grant of Stock Awards outstanding under the 2023 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award. For example, if an Option is for 1,000 shares for $20.00 per share and there is a 2-for-1 stock split, the Option would be adjusted to be exercisable for 2,000 shares at $10.00 per share.

Amendment or Termination of the Plan

The Board of Directors may at any time amend, discontinue or terminate the 2023 Plan. With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding Options or Stock Appreciation Rights or the terms that are applicable to outstanding Stock Awards. No amendment, suspension or termination of the Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange on which our Common Stock is traded. Unless terminated earlier by the Board, the 2023 Plan will terminate on the tenth anniversary of the date of the 2023 Plan’s adoption by the Board.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2023 Plan and the subsequent sale of Common Stock acquired under the 2023 Plan. The tax effect of awards may vary depending upon the circumstances, and the income tax laws and regulations change frequently. This summary is not intended to be exhaustive and does not constitute legal or tax advice.

General. A recipient of an award of Options or Stock Appreciation Rights under the 2023 Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant. The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

Non-Qualified Options. The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options. The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option. The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

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For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights. The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant. This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards. The recipient of a Stock Award will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest). If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Deduction for the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable. Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. Under the TCJA, the performance-based exception has been repealed and the $1 million deduction limit now applies to anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year and the top three other highest compensated executive officers serving at any fiscal year-end.

Stock Subject to the 2023 Plan

As of August 8, 2025, there were 806,250 shares previously issued or subject to outstanding awards under the 2023 Plan. There are 6,193,750 shares available for future issuance under the 2023 Plan.

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2020 Stock Appreciation Rights Plan

On June 23, 2020, our Board of Directors adopted the Company’s 2020 Stock Appreciation Rights Plan (the “Plan”). The purposes of the Plan are to: (i) enable the Company to attract and retain the types of employees, consultants, and directors (collectively, “Service Providers”) who will contribute to the Company’s long-range success; (ii) provide incentives that align the interests of Service Providers with those of the stockholders of the Company; and (iii) promote the success of the Company’s business. The Plan only provides for incentive awards that are only made in the form of stock appreciation rights payable in cash. No shares of common stock were reserved in connection with the adoption of the Plan since no shares will be issued pursuant to the Plan.

Plan Administration

The Plan will be administered by the Compensation Committee of the Board or, in the Board’s sole discretion, by the Board. The Compensation Committee will have the authority to, among other things, (i) construe and interpret the Plan and apply its provisions; (ii) promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (iii) delegate its authority to one or more persons who is an officer of the Company within the meaning of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder with respect to SARs that do not involve “insiders” within the meaning of Section 16 of the Exchange Act; (iv) determine when SARs are to be granted under the Plan and the applicable grant date; (v) prescribe the terms and conditions of each SAR, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the SAR Agreement relating to such grant; (vi) amend any outstanding SARs, subject, in certain cases, to the participant’s consent; and (vii) make all other determinations which may be necessary or advisable for the administration of the Plan.

Eligible Participants

SARs may be granted only to persons who are Service Providers, and those persons whom the Committee determines are reasonably expected to become Service Providers following the grant date. The Committee may from time to time designate those Service Providers, if any, to be granted SARs under the Plan, the number of SARs which will be granted to each such person, and any other terms or conditions relating to SARs as it may deem appropriate to the extent consistent with the provisions of the Plan. A participant who has been granted a SAR may, if otherwise eligible, be granted additional incentive awards at any time.

Grant. The Committee may grant SARs to any Service Provider. An SAR is the right to receive an amount equal to the Spread with respect to a share of the Company’s common stock upon the exercise of the SAR. The “Spread” is the difference between the exercise price per share specified in a SAR agreement on the date of grant and the fair market value per share on the date of exercise of the SAR.

General Provisions. The terms and conditions of each SAR will be evidenced by a SAR agreement. The exercise price per share will not be less than 100% of the fair market value of a Share on the date of grant of the SAR. The term of the SAR will be determined by the Committee but may not be greater than ten years from the date of grant.

Exercise. SARs are exercisable subject to such terms and conditions as the Committee may specify in the SAR agreement for the SAR. A SAR may be exercised by the delivery of a signed written notice of exercise to the Company, which must be received and accepted by the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice must set forth the number of SARs being exercised, together with any additional documents the Company may require.

Settlement. Upon exercise of a SAR, the Grantee will receive an amount equal to the Spread. The Spread, less applicable withholdings, will be payable only in cash. In no event may any SAR be settled in any manner other than by delivery of a cash payment from the Company.

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Form of SAR Agreement

Each participant to whom a SAR is granted will be required to enter into a SAR agreement with the Company, in such a form as is provided by the Committee. The SAR agreement will contain specific terms as determined by the Committee, in its discretion, with respect to the participant’s particular SAR. Such terms need not be uniform among all participants or any similarly situated participants. The SAR agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular participant’s SAR, as well as, for example, provisions to the effect that the participant must abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee. A SAR will include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any participant.

The Committee may specify in a SAR agreement that the participant’s rights, payments, and benefits with respect to a SAR will be subject to forfeiture upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the incentive award. Such events may include, but are not limited to, termination with cause or other conduct by the participant that is detrimental to the business or reputation of the Company.

Termination of Employment

Unless otherwise expressly provided in the participant’s SAR agreement, if the participant’s employment is terminated for any reason other than due to cause, death or disability, any non-vested portion of any outstanding SAR at the time of such termination will automatically expire and terminate and no further vesting will occur after the termination date. In such event, except as otherwise expressly provided in the SAR agreement, the participant will be entitled to exercise such participant’s rights only with respect to the portion of the SAR that was vested as of the termination date for a period that will end on the earlier of (i) the expiration date set forth in the SAR agreement or (ii) ninety days after the date of termination.

Termination for Cause

Unless otherwise expressly provided in the participant’s SAR agreement, in the event of the termination of a participant’s employment for cause, all vested and non-vested SARs granted to such participant will immediately expire and will not be exercisable to any extent.

Disability or Death

Unless otherwise expressly provided in the participant’s SAR agreement, upon termination of employment as a result of the participant’s disability or death, (i) any non-vested portion of any outstanding SAR will immediately terminate upon termination and no further vesting will occur, and (ii) any vested SAR will expire on the earlier of either (A) the expiration date set forth in the SAR agreement or (B) 12 months following the participant’s termination of employment.

Continuation

Subject to the conditions and limitations of the Plan and applicable law, in the event that a participant ceases to be an employee, outside director or consultant, as applicable, for whatever reason, the Committee and participant may mutually agree with respect to any outstanding SAR then held by the participant (i) for an acceleration or other adjustment in any vesting schedule applicable to the SAR award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such SAR; or (iii) to any other change in the terms and conditions of the SAR. In the event of any such change to an outstanding SAR, a written amendment to the participant’s SAR agreement will be required. No amendment to a participant’s SAR will be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is not excepted from taxation or penalties under Code Section 409A, unless otherwise determined by the Committee.

SARs granted under the Plan are not transferable other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution.

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Change in Control

Unless otherwise provided in a SAR Agreement, notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined in the Plan), all outstanding SARs will become 100% vested and immediately exercisable. The closing of the Acquisition will not result in an immediate Change in Control under the Plan. Depending on the achievement of future milestones under the Exchange Agreement and other changes in the outstanding shares of our common stock, the issuance of the Contingent Shares might constitute a Change in Control at that time.

Amendment

The Board at any time, and from time to time, may amend or terminate the Plan. The Committee at any time, and from time to time, may amend the terms of any one or more SAR agreements, except that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any SAR unless the participant consents in writing.

As of August 8, 2025, there were 40,223 SARs outstanding under the 2020 Plan, giving effect the 1-for-20 reverse stock split effected on September 22, 2023.

PAY VERSUS PERFORMANCE

The following information is presented about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company as required by SEC rules. The Company’s executive compensation program is discussed above under “Summary of Named Executive Officer Compensation.”

Year	Summary Compensation Table Total for PEO A (1)	Summary Compensation Table Total for PEO B (1)	Compensation Actually Paid to PEO A (2)	Compensation Actually Paid to PEO B (2)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)	Average Compensation Actually Paid to Non-PEO NEO’s (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Loss (5)
2025	$442,000	$-	$442,000	$-	$206,535	$204,426	$8.73	$(10,198,684)
2024	$442,000	$481,344	$442,000	$383,394	$254,537	$168,740	$6.56	$(7,339,276)
2023	$417,500	$727,861	$417,500	$344,584	$306,485	$108,312	$26.10	$(5,033,496)

(1)	The amounts presented reflect the total compensation set forth in the Summary Compensation Table (“SCT”) for the Company’s Chief Executive Officer, William Kerby (PEO A), and our former Chief Executive Officer, Jacob Brunsberg (PEO B), who served as the Company’s PEO until December 29, 2023.

(2)	The following table reflects the adjustments prescribed by SEC rules to calculate the CAP from those total amounts reflected in the SCT. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to the Company’s executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.

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	2025			2024			2023
	PEO A	PEO B	Other NEO’s	PEO A	PEO B	Other NEO’s	PEO A	PEO B	Other NEO’s
SCT Amounts	$442,000	$-	$206,535	$442,000	$481,344	$254,537	$417,500	$727,861	$306,485
Adjustments Related to Defined Benefit and Actuarial Plans:
None (6)	-	-	-	-	-	-	-	-	-
Adjustments Related to Stock Based Compensation
Values reported in Stock Awards and Options awards columns of the SCT	-	-	(13,353)	-	-	-	-	(477,861)	(130,488)
Year-End Fair Value of Awards Granted during the year that are outstanding and unvested as of the end of the covered fiscal year	-	-	-	-	-	-	-	217,862	74,907
Decrease in Fair Value of Awards granted in prior years that are outstanding and unvested at Year End	-	-	(2,182)	-	-	(74,095)	-	(391,449)	(147,035)
Fair Value on Vesting Date of Awards that are granted and vest in the same covered fiscal year	-	-	13,353	-	-	-	-	308,841	32,618
Increase (Decrease) in Fair Value of Awards granted in prior years that vest in the covered fiscal year	-	-	73	-	(97,950)	(11,702)	-	(40,669)	(28,176)
Increase (Decrease) in fair value of awards granted in prior years that failed to meet vesting conditions during the year	-	-	-	-	-	-	-	-	-
Dividends and other earnings paid on awards before the vesting date	-	-	-	-	-	-	-	-	-
CAP Amounts	$442,000	$-	$204,426	$442,000	$383,394	$168,740	$417,500	$344,584	$108,312

(3)	The amounts presented reflect the average compensation set forth in the SCT for the Company’s Non-PEO NEOs, consisting of Frank Orzechowski and Lyndsey North for the fiscal years ended February 28, 2025, February 29, 2024, and February 28, 2023.

(4)	The amounts presented reflect the value of a fixed investment of $100 on March 1st of the reporting period (i.e., March 1, 2022) based upon the closing market price of the Company’s common stock of $45.60, $11.90 $2.99, and $3.98 at February 28, 2022, February 28, 2023, February 29, 2024 and February 28, 2025, respectively, as traded on The Nasdaq Capital Market. All amounts presented herein have been retroactively adjusted to reflect the 1-for-20 reverse split of the Company’s common stock effective September 22, 2023.

(5)	The amounts presented reflect the net loss as reported in the Company’s audited financial statements for the periods presented.

(6)	The Company had no Defined Benefit or Actuarial Plans during the periods presented.

Analysis of Information Presented in the Pay Verses Performance Table

The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K under the Exchange Act.

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The Compensation Committee does not use TSR or net income (loss) in its compensation programs. However, the Compensation Committee does utilize several other performance measures that it considers appropriate under the circumstances, including Company market capitalization, actual performance vs. budget and quarterly forecasts, customer success and capital raising efforts, in order to align executive compensation with the Company’s business and performance objectives.

Compensation actually paid to the Company’s PEO A was unchanged in 2025 from 2024; it increased by $24,500 in 2024 as compared to 2023 due to an increase in compensation paid for personal credit card guarantees and an increase of his automobile allowance. For 2025, PEO A was paid a salary of $400,000, of which $76,667 was paid in cash and $323,333 was deferred, and earned $24,000 as compensation for personal financial guarantees on Company credit cards, the payment of which was deferred, and an automobile allowance of $18,000, the payment of which was deferred. For 2024, PEO A was paid a salary of $400,000, of which $285,000 was paid in cash and $115,000 was deferred, and earned $24,000 as compensation for personal financial guarantees on Company credit cards, the payment of which was deferred, and an automobile allowance of $18,000, the payment of which was deferred. Compensation actually paid to PEO B for 2025 was $0 due to his resignation as of December 31, 2023. Compensation actually paid to PEO B increased by $38,810 in 2024 as compared to 2023 due to a retention bonus of $204,511, and severance of $62,500, partially offset by a decrease in base salary related to his resignation on December 29, 2023 as well as a 74.9% decrease in the price of the Company’s common stock which resulted in decreases in the fair value of awards that granted in prior years that were outstanding and unvested at year end as well as a decrease in the fair value of awards granted in prior years that vested in 2024. For 2024, PEO B was paid a salary of $214,333 in cash. In addition, as noted above, PEO B received a retention bonus of $204,511 and severance of $62,500 pursuant to his Separation Agreement related to his resignation from the Company on December 29, 2023. In addition, PEO B received a stock option award to purchase up to 31,250 shares of restricted shares of the Company’s common stock. For 2023, PEO A was paid a salary of $400,000, of which 336,500 was paid in cash and $63,500 was deferred, and earned compensation of $10,000 for personal financial guarantees on Company credit cards, which was deferred, and an automobile allowance of $7,500, which was also deferred. For 2023, PEO B was paid a salary of $250,000 in cash, and was awarded stock options to purchase up to 8,707 shares of common stock as well as 18,845 SARs.

Average compensation actually paid to the Company’s non-PEO NEOs increased by $35,686 in 2025 as compared to 2024, primarily due to a decrease in the number of unvested awards outstanding at February 28, 2025, together with an increase in the fair value of awards that vested that vested during the year, partially offset by a decrease in salaries as a result of the resignation of Lyndsey North, the Company’s President, in January 2025. Average compensation actually paid to the Company’s non-PEO NEOs increased by $60,428 in 2024 as compared to 2023 primarily due to a retention bonus paid in 2024, partially offset by a 79.4% decrease in the price of the Company’s common stock, which resulted in decreases in the fair value of awards granted in prior years that were outstanding and vested and unvested at February 29, 2024, as well as a decrease in the fair value of awards granted in prior years that vested during 2024. For 2024, the Company’s two non-PEO NEO’s were paid salaries of $400,000 in cash and the aforementioned retention bonus of $109,073. For 2023, the Company’s two non-PEO NEO’s were paid salaries in cash of $351,995 and received stock options to purchase 7,117 shares of common stock and 8,326 SARs.

TSR represents a cumulative loss in value of 91.3% for the three years ended February 28, 2025, 93.4% for the two years ended February 29, 2024, and a loss in value of 73.9% for the year ended February 28, 2023. Net loss increased by $2,859,408 in 2025 as compared to 2024, and net loss increased by $2,305,780 in 2024 as compared to 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth certain information regarding beneficial ownership of our common stock, Series H Preferred and Series I Preferred as of September 15, 2025 (a) by each person known by us to own beneficially 5% or more of the outstanding shares of each class of the outstanding securities, (b) by our named executive officers and each of our directors (and director nominees) and (c) by all executive officers and directors of the Company as a group.

As of September 15, 2025, there were 8,224,752 shares of Company common stock outstanding, 33,000 shares of Series H Preferred outstanding, and 500,442 shares of Series I Preferred outstanding.

In addition to the foregoing, as of September 15, 2025, there were (i) 316 shares of the Company’s Series E Preferred outstanding, which, including accrued dividends thereon, were convertible into an aggregate of 3,380 shares of Company common stock; (ii) 297,788 shares of Series J Preferred outstanding; (iii) 60,595 shares of Series K Preferred outstanding (iv) 1,076,156 shares of Series L Preferred outstanding; (v) 133,278 shares of Series M Preferred Stock outstanding; (vi) 500,000 shares of Series N Preferred outstanding; (vii) 443,549 shares of Series O Preferred outstanding; (viii) 343,750 shares of Series P Preferred outstanding, and 129,053 shares of Series Q outstanding. The Series E, J, K, L,M, N, O, P, and Q Preferred do not have any voting rights.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants, convertible preferred stock or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of September 15, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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Common Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Named Executive Officers and Directors:
William Kerby(2)	1,254,993	15.3%
Lyndsey North	4,000	*
Frank Orzechowski	48	*
John McMahon(3)	-	*
Donald P. Monaco(4)	1,474,760	17.6%
David Jiang (5)	826,455	9.9%
Jimmy Byrd(6)	100,000	1.2%
Andy Kaplan (7)	80,000	1.0%
Stephen Kircher(8)	8,278	*
Carmen Diges(9)	-	*
All executive officers and directors as a group (9 persons)(10)	3,744,534	44.5%
5% Stockholders:
Swel5, LLC. (11)	462,875	5.6%

*Less than 1%.

(1)	Based on 8,224,752 shares outstanding at September 15, 2025.

(2)	Includes 11,386 shares held by Travel and Media Tech, LLC (“TMT”). Mr. Kerby is a co-manager and a 48% member of TMT. As a co-manager, Mr. Kerby has the right to exercise investment power, and accordingly is deemed to beneficially own the shares held by TMT. Mr. Kerby disclaims beneficial ownership of all securities held by TMT in excess of his pecuniary interest, if any. Excludes 331,124 shares of common stock issuable upon conversion of shares of Series L Preferred stock, as conversion is contingent upon shareholder approval.

(3)	Excludes 168,416 shares of common stock issuable upon the conversion of Series O Preferred stock, as conversion is contingent upon shareholder approval.

(4)	Includes (i) 1,733 shares held by Monaco Investment Partners, LP (“MIP”); (ii) 1,326,641 shares held by the Donald P. Monaco Insurance Trust (the “Trust”); (iii) 135,000 shares issuable to the Trust upon the exercise of stock options; and (iv) 11,386 shares held by TMT. Mr. Monaco is the managing general partner of MI Partners, is the trustee of the Trust and is a 52% member of TMT. Mr. Monaco is also a co-manager of TMT, and has the right to exercise investment power, and accordingly, is deemed to beneficially own the securities held by MIP, Trust and TMT, respectively. Mr. Monaco disclaims beneficial ownership of all securities held by MIP, the Trust and TMT in excess of his pecuniary interest, if any. Excludes 745,032 shares of common stock issuable upon conversion of shares of Series L Preferred stock held by the Trust, as conversion is contingent upon shareholder approval.

(5)	Includes 49,000 shares of common stock issuable upon conversion of shares of Series J Preferred Stock. Excludes 427,528 shares of common stock issuable upon conversion of shares of Series I Preferred stock and 182,788 shares of common stock issuable upon conversion of shares of additional Series J Preferred stock, as conversion is contingent upon shareholder approval and subject to beneficial ownership limitations. Also excludes warrants to purchase 74,089 shares of common stock due to beneficial ownership limitations.

(6)	Excludes 50,000 shares of common stock issuable upon the conversion of Series Q Preferred stock, as conversion is contingent upon shareholder approval.

(7)	Includes 75,000 shares held by KC Global Media Asia, LLC (“KCGM”). Mr. Kaplan is the co-trustee of the Kaplan-Wright Family Trust, which owns 50% of KC Global Media Entertainment LLC, which in turn owns 100% of KCGM. Mr. Kaplan disclaims beneficial ownership of all securities held KCGM in excess of his pecuniary interest, if any. Excludes 31, 250 shares of common stock issuable upon the conversion of Series Q Preferred stock, as conversion is contingent upon shareholder approval.

(8)	Excludes 34,223 shares of common stock issuable upon the conversion of Series Q Preferred stock, as conversion is contingent upon shareholder approval.

(9)	Excludes 13,580 shares of common stock issuable upon the conversion of Series Q Preferred stock, as conversion is contingent upon shareholder approval.

(10)	Includes (i) 135,000 shares issuable upon the exercise of stock options, and (ii) 49,000 shares issuable upon the conversion of the shares of the Company’s Series J Preferred Stock. Excludes shares beneficially owned by Ms. North, since her employment terminated on January 6, 2025.

(11)	Based on information provided by the Company’s Transfer Agent. Swel5, LLC is 50% owned by Bill LaMacchia and 50% owned by Bill LaMacchia, Jr., and as such, they are deemed to beneficially own the securities held by Swel5, LLC. Mr. LaMacchia and Mr. LaMacchia, Jr. disclaim beneficial ownership of all securities held by Swel5, LLC in excess of their pecuniary interest, if any.

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Series H Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series H Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Procopio Cory Hargreaves & Savitch LLP(2)	33,000	100.0%

(1)	Based on 33,000 shares of Series H Preferred outstanding at September 15, 2025.
(2)	Voting and investment decisions are determined by the management committee of Procopio Cory Hargreaves & Savitch LLP (“Procopio”), which consists of six individuals. As such, no single individual, nor a group of three or fewer individuals, unilaterally exercises voting or dispositive authority over the relevant securities. The principal business address of Procopio is 525 B Street, Suite 2200, San Diego, CA 92101.

Series I Preferred

Other than David Jiang, who serves as a director, none of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series J Preferred.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
David Jiang c/o NextTrip, Inc.	427,528	85.4%
Gregory Miller c/o NextTrip, Inc.	33,113	6.6%

(1)	Based on 500,442 shares of Series I Preferred outstanding at September 15, 2025.

Series J Preferred

Other than David Jiang, who serves as a director, none of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series J Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
David Jiang c/o NextTrip, Inc.	231,788	77.8%
Market Makers.(2)	36,000	12.1%

(1)	Based on 297,788 shares of Series J Preferred outstanding at September 15, 2025.
(2)	Shares are held by Market Makers. James Caplan is the sole proprietor of Market Makers. Mr. Caplan disclaims beneficial ownership of all securities held by the Trust in excess of his pecuniary interest. The business address of Market Makers is 2005 Key West Cove, Austin TX 78746.

Series K Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series K Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Denis Suggs c/o NextTrip, Inc.	49,668	82.0%
SIS II.(2)	10,927	18.0%

(1)	Based on 60,595 shares of Series K Preferred outstanding at September 15, 2025.
(2)	Shares are held by SIS II. Roy Mullin has investment control over SIS II. Mr. Mullin disclaims beneficial ownership of all securities held by SIS II in excess of his pecuniary interest. The business address of SIS II is 4310 Guion Rd., Indianapolis, IN 46254.

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Series L Preferred

Other than Messrs. Kerby and Monaco, who serve as our Chief Executive Officer and Chairman of our Board, respectively, there are no other 5% beneficial owners of shares of our Series L Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Named Executive Officers and Directors:
Bill Kerby c/o NextTrip, Inc.	331,124	30.8%
Donald P. Monaco c/o NextTrip, Inc.(2)	745,032	69.2%

(1)	Based on 1,076,156 shares of Series L Preferred outstanding at September 15, 2025.
(2)	Shares are held by the Trust. Mr. Monaco is the trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all securities held by the Trust in excess of his pecuniary interest.

Series M Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series M Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Marc Bern c/o NextTrip, Inc.	133,278	100%

(1)	Based on 133,278 shares of Series M Preferred outstanding at September 15, 2025.

Series N Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series N Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Blue Fysh Holdings, Inc.(2)	32,661	6.53%
Jacqueline Boddaert c/o NextTrip, Inc.	82,764	16.6%
Ronald Hrynyk c/o NextTrip, Inc.	60,035	12.0%
J. Boddaert Management, Inc.(3)	87,804	17.6%
HR Corporate Strategies Ltd.(4)	79,283	15.9%
Meadows Sport Horses Ltd.(5)	67,960	13.6%
Optical Digital Media Solutions, Inc.(6)	70,000	14.0%

(1)	Based on 500,000 shares of Series N Preferred outstanding at September 15, 2025.
(2)	Shares are held by Blue Fysh Holdings, Inc. Dale Hrynyk and Jacqueline Boddaert share investment control over Blue Fysh Holdings. Inc. Mr. Hrynyk and Ms. Boddaert disclaim beneficial ownership of all securities held by Blue Fysh Holdings, Inc in excess of their pecuniary interest. The business address of Blue Fysh Holdings, Inc. is 2495 Lloydtown Rd., King City Ontario L7B 1A3 Canada.
(3)	Shares are held by J. Boddaert Management, Inc. Jacqueline Boddaert has investment control over J. Boddaert Management, Inc. Ms. Boddaert disclaims beneficial ownership of all securities held by J. Boddaert Management, Inc. in excess of her pecuniary interest. The business address of J. Boddaert Management, Inc. is 2495 Lloydtown Rd., King City Ontario L7B 1A3 Canada.
(4)	Shares are held by HR Corporate Strategies Ltd. Ronald Hrynyk has investment control over HR Corporate Strategies Ltd. Mr. Hrynyk disclaims beneficial ownership of all securities held by HR Corporate Strategies Ltd. in excess of his pecuniary interest. The business address of HR Corporate Strategies Ltd. is 2495 Lloydtown Rd., King City Ontario L7B 1A3 Canada.
(5)	Shares are held by Meadows Sport Horses Ltd. Jacqueline Boddaert has investment control over Meadows Sport Horses Ltd. Ms. Boddaert disclaims beneficial ownership of all securities held by Meadows Sport Horses Ltd. in excess of her pecuniary interest. The business address of Meadows Sport Horses Ltd. is 2495 Lloydtown Rd., King City Ontario L7B 1A3 Canada.
(6)	Shares are held by Optical Digital Media Solutions, Inc. Dale Hrynyk and Jacqueline Boddaert share investment control over Optical Digital Media Solutions. Inc. Mr. Hrynyk and Ms. Boddaert disclaim beneficial ownership of all securities held by Optical Digital Media Solutions, Inc in excess of their pecuniary interest. The business address of Optical Digital Media Solutions, Inc. is 2495 Lloydtown Rd., King City Ontario L7B 1A3 Canada.

Series O Preferred

One of the Company’s executive officers owns shares of the outstanding shares of Series O Preferred, as set forth below.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
John McMahon c/o NextTrip, Inc.(2)	168,416	38.0%
Priscilla Alexander c/o NextTrip, Inc.	95,674	21,6%
James Killen c/o NextTrip, Inc.	39,875	9.0%
LuxeLife Services LLC(3)	39,875	9.0%
Valerie Wilson Travel, Inc.(4)	39,875	9.0%

(1)	Based on 443,549 shares of Series O Preferred outstanding at September 15, 2025.
(2)	Mr. McMahon serves as Chief Operating Officer of the Company’s Travel Division.
(3)	Voting and investment decisions are controlled by Jennifer Wilson-Buttigieg. Ms. Wilson-Buttigieg disclaims beneficial ownership of all securities held by LuxeLife Services LLC in excess of her pecuniary interest. The business address of LuxeLife Services LLC is c/o Hymes & Associates, 55 Pondfield Rd., Bronxville NY 10708.
(4)	Voting and investment decisions are controlled by Jennifer Wilson-Buttigieg. Ms. Wilson-Buttigieg disclaims beneficial ownership of all securities held by Valerie Wilson Travel, Inc. in excess of her pecuniary interest. The business address of Valerie Wilson Travel, Inc. is c/o Hymes & Associates, 55 Pondfield Rd., Bronxville NY 10708.

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Series P Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series P Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Denis Suggs c/o NextTrip, Inc.	343,750	100%

(1)	Based on 343,750 shares of Series P Preferred outstanding at September 15, 2025.

Series Q Preferred

Other than Messrs. Byrd, Kaplan, and Kircher, and Ms. Diges, all of whom serve as directors of the Company, there are no other 5% beneficial owners of shares of our Series L Preferred.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Jimmy Byrd c/o NextTrip, Inc.	50,000	38.7%
Andy Kaplan c/o NextTrip, Inc.	31,250	24.2%
Steve Kircher c/o NextTrip, Inc.	34,223	26.5%
Carmen Diges c/o NextTrip, Inc.	13,580	10.5%

(1)	Based on 129,053 shares of Series Q Preferred outstanding at September 15, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that during the fiscal year ended February 28, 2025, its executive officers, directors and greater than 10% stockholders timely filed all reports under Section 16(a), with the exceptions of Donald P. Monaco and William Kerby, who failed to file a Form 4 on a timely basis related to their December 2024 and February 2025 debt conversions. These transactions were subsequently filed by both individuals on a Form 5 on March 28, 2025.

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Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans as of February 28, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)

2023 Equity Incentive Plan(1)	-	-	7,000,000
2013 Equity Incentive Plan(2)	76.342	$52.69	-
Equity compensation plans not approved by security holders(3)	-	$44.80	-

(1)	On November 19, 2023, the Board adopted the 2023 Plan, which was approved by our stockholders on December 28, 2023.

(2)	On March 15, 2013, the Board adopted the 2013 Plan. The 2013 Plan was approved by our stockholders on October 10, 2013. The 2013 Plan automatically expired on March 15, 2023, which was the tenth anniversary of the adoption of the 2013 Plan.

(3)	On June 23, 2020, our Board adopted the Company’s 2020 Stock Appreciation Rights Plan (the “SAR Plan”). The purposes of the SAR Plan are to: (i) enable the Company to attract and retain the types of employees, consultants, and directors who will contribute to the Company’s long-range success; (ii) provide incentives that align the interests of Service Providers with those of the shareholders of the Company; and (iii) promote the success of the Company’s business. The SAR Plan only provides for incentive awards in the form of SARs. No shares of common stock are reserved in connection with the adoption of the SAR Plan since no shares will be issued pursuant to the SAR Plan. As of February 28, 2025, the Company had 40,223 SARs outstanding under the SAR Plan.

TRANSACTIONS WITH RELATED PERSONS

Except as described below in this section, since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were a party other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above:

●	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

●	in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

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Related Party Loans to the Company

On February 29, 2024, NextTrip Holdings, Inc. (“NTH”), a wholly owned subsidiary of the Company, issued an unsecured promissory note, in the principal amount of $391,776.54, to William Kerby, to memorialize the terms and conditions of certain working capital advances made by Mr. Kerby to NTH. The promissory note accrued interest at a rate equal to 7.5% simple interest per annum, and was scheduled to automatically mature and become due and payable in full on February 28, 2025, subject to certain limited exceptions. The promissory note, or any portion thereof, could be prepaid by NTH without any penalty. Mr. Kerby serves as Chief Executive Officer of both the Company and NTH. The promissory note was approved by the Board, including all independent members thereof. On December 31, 2024, the full outstanding balance of the note ($321,257) was converted into shares of our Series L Preferred.

On March 18, 2024, NTH entered into an unsecured promissory note for a line of credit with Donald Monaco and William Kerby, the Company’s Chairman of the Board and Chief Executive Officer, respectively, for the aggregate principal amount of $500,000 with an initial advance of $125,000, provided that the aggregate principal amount of the note does not exceed $500,000 at any time. Under the terms of the note, advances under the line of credit may be made at the Company’s request until August 31, 2024. The note bears an annual interest rate of 7.5%, matured on February 28, 2025, and could be prepaid by the Company at any time prior to maturity without penalty. The promissory note was approved by the Board, including the independent members thereof. On December 31, 2024, $453,743 of the outstanding principal balance of $467,892 was converted into shares of Series L Preferred, and on February 24, 2025, the remaining balance was converted into Series L Preferred. As of September 15, 2025 there is no outstanding principal balance.

On April 23, 2024, the Board approved NTH to enter into a series of unsecured promissory notes with certain related parties, including investors, directors, officers and employees, who may individually provide funds for the aggregate principal amount of $1,000,000. The notes bear an annual interest rate of 7.5%, shall mature one year from the date of each note’s execution, and may be prepaid by NTH at any time prior to maturity without penalty. On August 14, 2024, at a joint meeting of the Audit Committee and the Board, the directors unanimously approved an increase in the principal amount of the related party line of credit to $2,000,000 on the same terms and conditions as previously approved. On December 31, 2024, $570,000 of the outstanding principal balance of $1,714,863 was converted into shares of Series L Preferred, and on February 24, 2025, an additional $1,000,000 of the principal balance was converted into Series L Preferred Shares. On May 6, 2025, the remaining principal balance was paid by the MIP Line of Credit (as further discussed below) and as of September 15, 2025 there is no remaining outstanding principal balance.

On May 21, 2024, NTH issued an unsecured promissory note, in the principal amount of $455,000, to Mr. Monaco. The promissory note accrued interest at a rate equal to 7.5% simple interest per annum, and was scheduled to automatically mature and become due and payable in full on February 28, 2025, subject to certain limited exceptions. The promissory note, or any portion thereof, could be prepaid by NTH without any penalty. The promissory note was approved by the Board, including the independent members thereof. On December 31, 2024, the full outstanding balance of the note ($405,000) was converted into shares of our Series L Preferred.

Prior to his appointment as a director on July 28, 2025, on May 24, 2024, the Company sold a short-term promissory note to Stephen Kircher in the aggregate principal amount of $100,000. The note bears interest at 7.5% per annum and had a maturity date of the earlier of completion of a public financing or October 31, 2024. Mr. Kircher has consented to extend the maturity date on a month-to-month basis and the note continues to accrue interest. On September 15, 2025, Mr. Kircher and the Company entered into a debt conversion agreement, whereby the entire principal amount plus accrued interest was converted into 34,223 shares of Series Q Convertible Preferred stock at a price of $3.20 per share.

Prior to her appointment as a director on July 28, 2025, on June 26, 2024, the Company sold a short-term promissory note to Carmen Diges in the aggregate principal amount of $40,000. The note bears interest at 7.5% per annum and had a maturity date of June 25, 2025. Ms. Diges has consented to extend the maturity date on a month-to-month basis and the note continues to accrue interest. On September 15, 2025, Ms. Diges and the Company entered into a debt conversion agreement, whereby the entire principal amount plus accrued interest was converted into 13,580 shares of Series Q Convertible Preferred stock at a price of $3.20 per share.

On April 9, 2025, the Company entered into two promissory notes (together, the “Trust Notes”) with Donald P. Monaco Insurance Trust (the “Trust”) under our $2.0 million line of credit. The first note had a principal balance of $500,000 and was issued in exchange for a new cash payment provided my Mr. Monaco. The second note had a principal balance of $145,000 and was issued in exchange for cash advances previously made by Mr. Monaco to the Company.

On May 6, 2025, the Company entered into a Line of Credit Agreement (the “MIP Line of Credit”) with Monaco Investment Partners II, LP (“MIP”) providing the Company with a $3,000,000 revolving line of credit. The MIP Line of Credit allows the Company to request advances thereunder from time to time until May 31, 2027, the maturity date. Advances made under the MIP Line of Credit bear simple interest at a rate of 12% per annum, calculated from the date of each respective advance. Accrued interest shall be payable on a monthly basis, no later than the 10th day of the subsequent month. The full outstanding principal balance, together with any accrued and unpaid interest, shall be due and payable in full by the Company on the maturity date. The Company may, at its option, prepay any borrowings under the MIP Line of Credit, in whole or in part, at any time prior to the maturity date, without penalty.

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The Company received an initial advance of $1,045,000 under the MIP Line of Credit, which was used to repay (i) a $400,000 cash advance previously made by the Trust to the Company (ii) and all outstanding indebtedness under the terms of the Trust Notes, totaling $645,000. Additional advances through September 15, 2025 totaled $1,955,000, bringing the total amount advanced under the line to $3,000,000.

Donald Monaco, Chairman of the Company’s Board of Directors, controls MIP. Mr. Monaco is also trustee of the Trust. The MIP Line of Credit, including the use of proceeds from the initial advance made thereunder for the repayment of the cash advance and Trust Notes, was approved by the Audit Committee of the Board and the full Board, including the independent members thereof.

The repayment of related party loans, to the extent not limited by any contractual terms, is subject to review and approval by the Audit Committee which consists of independent directors which are not parties to the aforementioned related party loans.

Related Party Equity Investments

Prior to his appointment as a director on July 28, 2025, the Company and David Jiang entered into various securities purchase agreements, pursuant to which Mr. Jiang purchased securities of the of the Company, as more particularly set forth below:

●	on October 2, 2024, the Company and David Jiang entered into a securities purchase agreement, pursuant to which Mr. Jiang purchased 66,225 shares of Series I Preferred at a price of $3.02 per share, for aggregate gross proceeds to the Company of $200,000.

●	on December 31, 2024, the Company and Mr. Jiang entered into a securities purchase agreement, pursuant to which Mr. Jiang purchased 231,788 shares of Series J Preferred at a price of $3.02 per share, for aggregate gross proceeds to the Company of $700,000.

●	on February 24, 2025, the Company and Mr. Jiang entered into a securities purchase agreement, pursuant to which Mr. Jiang purchased 331,125 shares of Series I Preferred at a price of $3.02 per share, for aggregate gross proceeds to the Company of $1,000,000.

Conversion of Deferred Salary to Company Stock

On February 26, 2025, $500,000 of deferred salary owed to Mr. Kerby was converted into 165,562 shares of Series L Preferred at a conversion price of $3.02 per share.

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons (other than compensation-related matters, which should be reviewed by our Compensation Committee), in accordance with its Charter and the Nasdaq marketplace rules. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

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Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Nevada law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer, including in connection with the Acquisition and related matters.

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons (other than compensation-related matters, which should be reviewed by our Compensation Committee), in accordance with its Charter and the Nasdaq marketplace rules. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise specified in each of the above proposals, and the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock, none of our directors, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this proxy statement.

OTHER MATTERS

You can obtain a copy of our Annual Report on Form 10-K, without exhibits, for the fiscal year ended February 28, 2025, as filed with the SEC, which constitutes our annual report to stockholders by following the instructions in the Internet Notice. We will provide, without charge upon written request, a further copy of our Annual Report, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

As of the date of this Proxy Statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournment or postponement of the meeting and are voted upon, your proxy will confer discretionary authority on the individuals named as proxy holders to vote the shares represented by the proxy as to any other matters.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with proxy solicitation firms, brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock, Series H Preferred and/or Series I Preferred held of record by such persons, and we may pay fees and/or reimburse such proxy solicitation firms, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

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The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of common stock, Series H Preferred or Series I Preferred. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to NextTrip, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507, Attn: Secretary, by registered, certified or express mail or by calling the Company at (203) 733-1356.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Stockholders may obtain free copies of certain documents filed with the SEC by the Company through the “SEC Filings” section of our website. You also may obtain any of the documents we file with the SEC, including exhibits to the documents, without charge, by requesting them in writing or by telephone at the following address or telephone number:

NextTrip, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(954) 526-9688

By Order of the Board of Directors

/s/ William Kerby
William Kerby
Chief Executive Officer

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ANNUAL MEETING OF THE STOCKHOLDERS OF NEXTTRIP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

The Board of Directors recommends voting "FOR" the Class II director nominee included in Proposal 1 and "FOR" Proposal 2, 3, 4, 5 and 6.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)

NEXTTRIP, INC.

CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

DATE: TUESDAY, NOVEMBER 14, 2025

TIME: 10:00 A.M. MOUNTAIN TIME

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

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THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT AND OUR ANNUAL REPORT ARE AVAILABLE AT: **HTTPS://WWW.IPROXYDIRECT.COM/NTRP**
IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE OCTOBER 31, 2025.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT **HTTPS://WWW.IPROXYDIRECT.COM/NTRP** UNTIL 11:59 PM EASTERN TIME NOVEMBER 13, 2025.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON SEPTEMBER 18, 2025 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, SERIES H CONVERTIBLE PREFERRED STOCK AND SERIES I CONVERTIBLE PREFERRED STOCKTHEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

NEXTTRIP, INC.
C/O ISSUER DIRECT COMPLIANCE
1110 CENTRE POINT CURVE
STE 101
MENDOTA HEIGHTS MN 55120

FIRST-CLASS MAIL
US POSTAGE
PAID
RALEIGH NC
PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT